Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	AVG
Entity Registrant Name	AVG TECHNOLOGIES N.V.
Entity Central Index Key	0001528903
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	No
Entity Filer Category	Non-accelerated Filer
Class A Shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	16,200,000
Class B Shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	12,600,000
Class E shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	7,000,000

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 60,740	$ 63,146
Trade accounts receivable, net	25,363	24,978
Inventories	883	523
Deferred income taxes	18,394	17,608
Prepaid expenses	3,975	2,247
Prepaid share issuance cost	6,820
Other current assets	6,363	3,244
Total current assets	122,538	111,746
Property and equipment, net	12,436	10,346
Deferred income taxes	59,750	9,203
Intangible assets, net	35,035	8,294
Goodwill	71,367	33,919
Investment in equity affiliate	511	754
Investments	9,750
Other assets	248	1,695
Total assets	311,635	175,957
Current liabilities:
Accounts payable	11,035	5,244
Accrued compensation and benefits	15,941	12,514
Accrued expenses and other current liabilities	30,878	18,219
Current portion of long-term debt	41,125
Income taxes payable	4,161	2,789
Deferred revenue	120,269	107,214
Total current liabilities	223,409	145,980
Long-term debt, less current portion	184,315	1,050
Deferred revenue, less current portion	30,839	28,213
Other non-current liabilities	3,397	1,474
Total liabilities	441,960	176,717
Commitments and contingencies (Note 13)
Class D preferred shares (par value: Euro 0.01, 12,000,000 shares authorized at December 31, 2010 and 2011; 12,000,000 shares issued and outstanding at December 31, 2010 and 2011. Aggregate preference in liquidation of $194,065 and $194,065 at December 31, 2010 and 2011, respectively)	191,954	191,954
Shareholders' deficit:
Ordinary shares	476	476
Additional paid-in capital (Distributions in excess of capital)	(388,225)	(202,320)
Accumulated other comprehensive income (loss)	(6,324)	(1,572)
Retained earnings	71,794	10,702
Total shareholders' deficit	(322,279)	(192,714)
Total liabilities, preferred shares and shareholders' deficit	$ 311,635	$ 175,957

CONSOLIDATED BALANCE SHEETS (Parenthetical)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 EUR (€)	Dec. 31, 2011 Common Class A	Dec. 31, 2010 Common Class A	Dec. 31, 2010 Common Class B	Dec. 31, 2011 Common Class C	Dec. 31, 2010 Common Class C	Dec. 31, 2011 Class E shares	Dec. 31, 2010 Class E shares	Dec. 31, 2011 Class B1 Common Class B	Dec. 31, 2011 Class B2 Common Class B
Class D preferred shares, par value		€ 0.01		€ 0.01
Ordinary shares, authorized	50,437,500	50,437,500	50,437,500	50,437,500	50,437,500	50,437,500	50,437,500	11,250,000	11,250,000	50,437,500	50,437,500	37,828,125	12,609,375
Class D preferred shares, shares authorized	12,000,000	12,000,000	12,000,000	12,000,000
Ordinary shares, issued					16,200,000	16,200,000	12,600,000			7,200,000	7,200,000	9,316,224	3,283,776
Class D preferred shares, shares issued	12,000,000	12,000,000	12,000,000	12,000,000
Class D preferred shares, shares outstanding	12,000,000	12,000,000	12,000,000	12,000,000
Class D preferred shares, Aggregate preference in liquidation	$ 194,065		$ 194,065
Ordinary shares, par value		€ 0.01		€ 0.01
Ordinary shares, outstanding					16,200,000	16,200,000	12,600,000			7,200,000	7,200,000	9,316,224	3,283,776

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Subscription	$ 175,654	$ 166,904	$ 151,365
Platform-derived	96,738	50,314	30,603
Total revenue	272,392	217,218	181,968
Cost of revenue:
Subscription	23,374	26,686	30,112
Platform-derived	7,849	2,293	1,308
Total cost of revenue	31,223	28,979	31,420
Gross profit	241,169	188,239	150,548
Operating expenses:
Sales and marketing	76,933	58,562	45,988
Research and development	35,008	23,364	19,533
General and administrative	60,710	40,683	24,404
Total operating expenses	172,651	122,609	89,925
Operating income	68,518	65,630	60,623
Other income (expense):
Interest income	69	52	196
Interest and finance costs	(16,581)	(23)	(25)
Other, net	(592)	1,693	(738)
Translation loss reclassified from other comprehensive income			(1,033)
Other income (expense), net	(17,104)	1,722	(1,600)
Income before income taxes and loss from investment in equity affiliate	51,414	67,352	59,023
Benefit (provision) for income taxes	49,260	(9,394)	(6,538)
Loss from investment in equity affiliate	(242)	(46)
Net income	100,432	57,912	52,485
Other comprehensive income (loss):
Foreign currency translation gain (loss)	(4,752)	(1,734)	(2,544)
Translation loss realized upon liquidation of a foreign subsidiary			1,033
Other comprehensive income (loss)	(4,752)	(1,734)	(1,511)
Comprehensive income	95,680	56,178	50,974
Net income	100,432	57,912	52,485
Preferred share dividends	(7,208)	(7,210)	(1,802)
Distributed and undistributed earnings to participating securities	(27,513)	(12,676)
Net income available to ordinary shareholders-basic	65,711	38,026	50,683
Net income available to ordinary shareholders-basic	65,711	38,026	50,683
Net income available to ordinary shareholders- diluted	$ 65,711	$ 38,026	$ 52,485
Earnings per ordinary share-basic	$ 1.83	$ 1.06	$ 1.19
Earnings per ordinary share-diluted	$ 1.69	$ 0.99	$ 1.09
Weighted-average shares outstanding-basic	36,000,000	36,000,000	42,750,000
Weighted-average shares outstanding-diluted	38,974,953	38,585,664	48,155,490
Cash dividends declared per ordinary share	$ 4.53	$ 0.83	$ 3.28
Cash dividends declared per preferred share	$ 5.13	$ 1.43

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT (USD $) In Thousands, except Share data, unless otherwise specified	Total	Class D Preferred Shares	Ordinary Share, Class A	Ordinary Share, Class B	Ordinary Share, Class B Class B1	Ordinary Share, Class B Class B2	Ordinary Share, Class E	Additional Paid-in Capital (Distributions in Excess of Capital)	Accumulated Other Comprehensive Income (loss)	Retained Earnings
Beginning Balances at Dec. 31, 2008	$ (4,430)		$ 37	$ 23				$ (13,120)	$ 1,673	$ 6,957
Beginning Balances (in shares) at Dec. 31, 2008			2,925,000	1,575,000
Net income	52,485									52,485
Other comprehensive income (loss):
Foreign currency translation gain (loss)	(2,544)								(2,544)
Translation loss realized upon liquidation of a foreign subsidiary	1,033								1,033
Other comprehensive income (loss)	(1,511)								(1,511)
Issuance of ordinary shares (in shares)			26,325,000	14,175,000
Issuance of ordinary shares	536		347	189
Re-designation / Reclassification of ordinary shares (in shares)			(7,200,000)				7,200,000
Re-designation / Reclassification of ordinary shares			(95)				95
Conversion of ordinary shares to preferred shares (in shares)		9,000,000	(5,850,000)	(3,150,000)
Conversion of ordinary shares to preferred shares	(144,199)	144,199	(77)	(43)				(144,079)
Issuance of preferred shares, net of issuance costs (in shares)		3,000,000
Issuance of preferred shares, net of issuance costs		47,755
Cash dividends declared and paid on ordinary shares and share options	(118,066)							(58,624)		(59,442)
Share-based compensation, net of repurchases and liability awards	7,500							7,500
Ending Balances at Dec. 31, 2009	(207,685)	191,954	212	169			95	(208,323)	162
Ending Balances (in shares) at Dec. 31, 2009		12,000,000	16,200,000	12,600,000			7,200,000
Net income	57,912									57,912
Other comprehensive income (loss):
Foreign currency translation gain (loss)	(1,734)								(1,734)
Other comprehensive income (loss)	(1,734)								(1,734)
Cash dividends declared and paid on ordinary shares and share options	(30,000)									(30,000)
Cash dividends declared and paid on preferred shares	(17,210)									(17,210)
Share-based compensation, net of repurchases and liability awards	6,003							6,003
Ending Balances at Dec. 31, 2010	(192,714)	191,954	212	169			95	(202,320)	(1,572)	10,702
Ending Balances (in shares) at Dec. 31, 2010		12,000,000	16,200,000	12,600,000			7,200,000
Net income	100,432									100,432
Other comprehensive income (loss):
Foreign currency translation gain (loss)	(4,752)								(4,752)
Other comprehensive income (loss)	(4,752)								(4,752)
Re-designation / Reclassification of ordinary shares (in shares)				(1,260,000)	9,316,224	3,283,776
Re-designation / Reclassification of ordinary shares				(169)	125	44
Cash dividends declared and paid on ordinary shares and share options	(168,323)							(139,068)		(29,255)
Cash dividends declared and paid on preferred shares	(61,570)							(51,485)		(10,085)
Share-based compensation, net of repurchases and liability awards	4,648							4,648
Ending Balances at Dec. 31, 2011	$ (322,279)	$ 191,954	$ 212		$ 125	$ 44	$ 95	$ (388,225)	$ (6,324)	$ 71,794
Ending Balances (in shares) at Dec. 31, 2011		12,000,000	16,200,000		9,316,224	3,283,776	7,200,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING ACTIVITIES:
Net income	$ 100,432	$ 57,912	$ 52,485
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,849	7,596	5,874
Share-based compensation	6,396	6,773	8,289
Deferred income taxes	(56,217)	(2,902)	(5,653)
Change in the fair value of contingent consideration liabilities	425	1,555	1,646
Amortization of financing costs and loan discount	2,108
Loss from investment in equity affiliate	242	46
Loss on sale of property and equipment	289	16	31
Net change in assets and liabilities, excluding effects of acquisitions:
Trade accounts receivable, net	1,219	(5,893)	(7,740)
Inventories	(293)	(29)	(174)
Accounts payable and accrued liabilities	3,445	9,083	3,102
Accrued compensation and benefits	2,677	4,271	3,872
Deferred revenue	15,006	7,543	20,493
Income taxes payable	1,372	1,524	(1,647)
Other assets	(4,470)	(505)	(85)
Other liabilities	(1,569)	921	(1,010)
Net cash provided by operating activities	82,911	87,911	79,483
INVESTING ACTIVITIES:
Purchase of property and equipment and intangible assets	(11,373)	(11,686)	(6,632)
Proceeds from sale of property and equipment	46	131	13
Cash payments for acquisitions, net of cash acquired	(48,467)	(2,985)	(12,538)
Purchase of investment in equity affiliate		(800)
Purchase of investment in debt securities	(9,750)
Net cash used in investing activities	(69,544)	(15,340)	(19,157)
FINANCING ACTIVITIES:
Payment of contingent consideration	(4,222)	(6,252)	(1,003)
Proceeds from long-term debt net of discount	230,285		215
Debt issuance costs	(7,004)
Share issuance cost paid	(4,703)
Repayment of revolving credit facility	(1,125)
(Increase) decrease in restricted cash	1,333	(135)	(350)
Proceeds from issuance of ordinary shares			536
Proceeds from issuance of preferred shares, net of related issuance costs			47,755
Dividends paid	(229,893)	(47,210)	(118,066)
Repurchases of share options from employees		(770)	(789)
Net cash used in financing activities	(15,329)	(54,367)	(71,702)
Effect of exchange rate fluctuations on cash and cash equivalents	(444)	(2,769)	502
Change in cash and cash equivalents	(2,406)	15,435	(10,874)
Beginning cash and cash equivalents	63,146	47,711	58,585
Ending cash and cash equivalents	60,740	63,146	47,711
Supplemental cash flow disclosures:
Income taxes paid	6,746	11,225	12,261
Interest paid	$ 13,479	$ 23	$ 72

Organization and Basis of Presentation and Business	12 Months Ended
Dec. 31, 2011
Organization and Basis of Presentation and Business

Note 1. Organization and Basis of Presentation and Business

Organization and basis of presentation

The accompanying consolidated financial statements include the financial statements of AVG Technologies N.V. and its wholly owned subsidiaries (collectively, the “Company,” or “AVG”).

On March 3, 2011, the shareholders of the AVG Technologies N.V. established AVG Holding Coöperatief U.A. (“AVG Coop”), incorporated in the Netherlands. On that date, the shareholders of AVG Technologies N.V. transferred all of their shares in AVG Technologies N.V. to AVG Coop. As a result of this transaction, AVG Coop became the sole shareholder of AVG Technologies N.V. In exchange for the shares in AVG Technologies N.V. transferred to AVG Coop, the members received an interest in AVG Coop equal to the capital contributed. On November 25, 2011, AVG Coop entered into a legal merger with AVG Technologies N.V., the entity ceasing to exist, and AVG Coop was converted into a public company with limited liability and changed its name to AVG Technologies N.V. Upon this conversion, the membership rights held by the members of AVG Coop were converted into the same class and number of shares that were previously transferred by the shareholders of AVG Technologies N.V. to AVG Coop.

AVG Technologies N.V., the entity ceasing to exist, was a limited liability company incorporated in the Netherlands on August 16, 2005 under the name Grisoft International B.V.

Business

The Company is primarily engaged in the development and sale of internet security software and online service solutions branded under the “AVG” name.

As of December 31, 2011, AVG Technologies N.V. was the parent company of the following direct and indirect subsidiaries:

- AVG Technologies USA Inc. – incorporated in Delaware, United States;

- AVG Technologies CZ, s.r.o. – incorporated in the Czech Republic;

- AVG Technologies UK Ltd – incorporated in the United Kingdom;

- AVG Exploit Prevention Labs, Inc. – incorporated in Delaware, United States;

- AVG Technologies GER, GmbH – incorporated in Germany;

- AVG Technologies FRA SAS (renamed from SQUARE, SAS) – incorporated in France;

- AVG Technologies HK, Limited – incorporated in Hong Kong, China;

- AVG (Beijing) Internet Security Technologies Company Limited – incorporated in China;

- AVG Mobile Technologies Ltd (formed January 4, 2011) – incorporated in Israel;

- AVG Netherlands B.V. (formed May 31, 2011) – incorporated in the Netherlands;

- AVG Ecommerce CY Ltd (formed April 13, 2011) – incorporated in Cyprus;

- iMedix Web Technologies Ltd – incorporated in Israel;

- AVG Technologies Holding B.V. (formed August 10, 2011) – incorporated in the Netherlands;

- TuneUp Software GmbH – incorporated in Germany;

- TuneUp Distribution GmbH – incorporated in Germany;

- TuneUp Corporation – incorporated in Florida, United Sates; and

- AVG Distribution Switzerland AG – incorporated in Switzerland.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies

Note 2. Summary of Significant Accounting Policies

Principles of consolidation

The accompanying consolidated financial statements of AVG Technologies N.V. and its wholly-owned subsidiaries and entities that it controls are prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). All intercompany accounts and transactions have been eliminated. Certain prior year amounts have been reclassified to conform to the current presentation with no impact on previously reported net income.

Investment in equity affiliate

Investments in the common shares of companies, in which the Company believes it exercises significant influence over operating and financial policies, are accounted for using the equity method. Under this method the investment is carried at cost, and is adjusted to recognize the investor’s share of the earnings or losses of the investee after the date of acquisition and is adjusted for impairment whenever it is determined that a decline in fair value below the cost basis is other than temporary. The amount of the adjustment is included in the determination of net income by the Company and such amount reflects adjustments similar to those made in preparing consolidated financial statements including adjustments to eliminate intercompany gains and losses, and to amortize, if appropriate, any differences between the Company’s cost and underlying equity in net assets of the investee as of the date of acquisition.

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are based upon historical factors, current circumstances and the experience and judgment of management. Management evaluates its assumptions and estimates on an ongoing basis. Actual results could differ from those estimates.

Concentrations of credit risk

A significant portion of the Company’s revenue and net income is derived from international sales and resellers and distributors. Fluctuations of the U.S. dollar against other currencies, changes in local regulatory or economic conditions, piracy, or nonperformance by resellers or distributors could adversely affect operating results.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable. The Company places its cash and cash equivalents, consisting mostly of deposits, with high credit qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions. The credit risk in trade accounts receivable is substantially mitigated by the Company’s credit evaluation process, reasonably short collection terms, and the geographical dispersion of sales transactions. The Company does not obtain rights to collateral to reduce its credit risk. See Note 14 for details of significant customers.

Foreign currency

The reporting currency of the Company is the U.S. Dollar. The functional currency of the Company’s subsidiaries is generally the local currency of such entity. The functional currency of AVG Technologies N.V. is the U.S. Dollar as it is the currency of the primary economic environment in which its operations are conducted. Transactions in currencies other than the functional currency of the Company are recorded at the rates of exchange prevailing at the date of the transaction. Monetary assets and liabilities in currencies other than the operation’s functional currency are remeasured at rates of exchange prevailing at the balance sheet date to the operation’s functional currency. Foreign currency transaction gains and losses are included in Other income (expense), net, in the Consolidated Statements of Comprehensive Income. The Company recorded foreign currency transaction net gains of $2,182 during 2010, and net losses of $243 and $73 during 2009 and 2011, respectively.

Upon consolidation, the results of operations of subsidiaries, whose functional currency is other than the reporting currency of the Company, the U.S. Dollar, are translated at the average exchange rate for the period. Assets and liabilities, excluding equity account balances which are translated at historical rates, are translated at period end exchange rates. The translation adjustments resulting from this process are included as a component of Accumulated other comprehensive income (loss). In the event of liquidation of a foreign subsidiary, the accumulated translation adjustment attributable to that foreign subsidiary is reclassified from Accumulated other comprehensive income (loss) and included in Other Income (expense), net. As a result of such liquidations in financial year 2009 AVG recorded a translation loss of $1,033.

Revenue recognition

The Company’s revenue, which is presented net of sales taxes and any other similar assessments, is derived from the following sources: (i) subscription revenue, which principally consists of revenue from term-based and perpetual software license agreements, bundled with maintenance and support and (ii) platform-derived revenues.

The Company applies software revenue recognition guidance to all transactions except those where no software is involved. The Company markets and distributes its software products both as stand-alone products and as integrated product suites. The Company recognizes revenue when (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) fees are fixed or determinable and (4) collectability is probable. If the Company determines that any one of the four criteria is not met, the Company defers recognition of revenue until all the criteria are met.

Persuasive evidence is a binding purchase order or license agreement. Delivery generally occurs upon delivery of a license key. If a significant portion of a fee is due after the Company’s normal payment terms of typically up to 90 days, the Company recognizes revenue as the fees become due. If the Company determines that collection of a fee is not reasonably assured, the Company defers the fees and recognizes revenue upon cash receipt, provided all other revenue recognition criteria are met.

Subscription revenues

The Company sells term-based software licenses through direct sales to customers and indirect sales with partners, distributors and resellers. The term-based license agreements include free maintenance and support services (including the right to receive unspecified upgrades/enhancements of the Company’s products on a when-and-if-available basis), for which vendor-specific objective evidence (“VSOE”) of the fair value of undelivered elements does not exist. These arrangements are offered to customers over a specified period of time, and the Company recognizes all revenue from the arrangement ratably over the license term, which coincides with the maintenance and support service period.

The Company also sells perpetual software licenses primarily through indirect sales with partners, distributors and resellers and, to a lesser extent, through direct sales to customers. The perpetual license agreements include free maintenance and support services (which include the right to bug fixes, but exclude the right to receive unspecified upgrades/enhancements of the Company’s product on a when-and-if-available basis), for which VSOE of the fair value of undelivered elements does not exist. The Company recognizes all revenue from arrangements ratably over the expected term for providing maintenance and support services.

The Company initiates revenue recognition from the indirect sales channel upon sell-through by the distributor or reseller. For licensing of the Company’s software to partners, revenue is recognized when the partner reports the sale of the software products to an end-user, generally on a monthly basis. These arrangements are generally offered to distributors, resellers and partners over a specified period of time, and the Company recognizes the related revenue ratably over the license term, which coincides with the maintenance and support period. For arrangements that include perpetual licenses bundled with maintenance and support, revenue is recognized over the expected term for providing maintenance and support services

Deferred revenue consists principally of the unamortized balance of arrangements which include term-based and perpetual software license agreements, bundled with maintenance and support.

The Company reduces revenue for estimates of sales incentives and sales returns. On occasion, the Company offers additional channel rebates and end-user rebates for specified products for a limited period. The Company estimates reserves for channel rebates based on distributors’ and resellers’ actual performance against the terms and conditions of the rebate programs. The reserves for end-user rebates are estimated based on the terms and conditions of the promotional program, actual sales during the promotion, the number of actual redemptions received, historical redemption trends by product and by type of promotional program, and the value of the rebate. Additionally, end users may return the Company’s products, subject to varying limitations, through distributors and resellers or to the Company directly for a refund within a reasonably short period from the date of purchase. The Company estimates and records reserves for sales returns based on historical experience.

Platform-derived revenues

Platform-derived revenues are principally generated from third party Internet search engines rather than through direct contracts with advertisers. The third parties are obligated to pay the Company a portion of the revenue they earn from advertisers as compensation for the Company’s display of advertisements to end users on its Internet properties. Amounts earned from such third parties are reflected as revenue in the period in which such advertising services are provided.

To a lesser extent, Platform-derived revenues consist of fees earned through collaborative arrangements with third parties, whereby the Company incorporates content or functionality of the third party into the Company’s product offerings. Fees earned in a period are generally based on the number of active clients with the installed third party content or functionality multiplied by the applicable client fee.

Each contract is evaluated to determine whether the Company is the primary obligor in the arrangement. When the Company concludes that it is not the primary obligor, revenues are recognized on a net basis.

Cost of revenue

The cost of revenue related to subscription revenues primarily consists of customer support, costs of electronic downloads, amortization of purchased technology and costs of packaging.

The cost of revenue related to platform-derived revenues primarily consists of fees paid to third parties that distribute the Company’s search toolbar.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. As of December 31, 2009, cash equivalents consisted of time deposits of $2,420. As of December 31, 2010 and 2011, the Company did not hold any cash equivalents.

As of December 31, 2011, cash amounting to $58,622 has been pledged as collateral to secure the long term debt (Note 9).

Restricted cash

Non-current restricted cash of $1,333 at December 31, 2010 was included in the Other assets line item on the Consolidated Balance Sheet and represented minimum cash deposits required to be maintained under the Company’s revolving credit facility. As of December 31, 2011, the Company did not hold any restricted cash.

Trade accounts receivable

Trade accounts receivable are recorded at the invoiced amount and are not interest bearing. The Company maintains an allowance for doubtful accounts to reserve for potentially uncollectible trade receivables. Additions to the allowance for doubtful accounts are recorded as General and administrative expenses. The Company reviews its trade receivables to identify specific customers with known disputes or collectability issues. In addition, the Company maintains an allowance for all other receivables not included in the specific reserve by applying specific rates of projected uncollectible receivables to the various aging categories. In determining these percentages, the Company analyzes its historical collection experience, customer credit-worthiness, current economic trends and changes in customer payment terms. The allowance for doubtful accounts at December 31, 2010 and 2011 was $976 and $1,734, respectively.

As of December 31, 2011, the accounts receivable pledged as collateral to secure the long term debt totalled $21,520 (Note 9). There is a first priority undisclosed right of pledge over future accounts receivable.

Derivative instruments

The Company periodically enters into foreign currency option contracts to reduce the risks associated with changes in foreign currency exchange rates. The Company recognizes all derivatives on the balance sheet at fair value. The foreign currency contracts do not meet the requirements for hedge accounting. The gains and losses on the foreign currency contracts are intended to offset the gains and losses on the underlying transactions. Both the changes in fair value of outstanding contracts and realized foreign exchange gains and losses are included in Other income (expense), net. The fair value of the currency contracts is included in the Other current assets line item on the Consolidated Balance Sheets. Contract fair values are determined based on quoted prices for similar assets in active markets using inputs such as currency rates and forward points.

The fair value of foreign currency contracts outstanding is presented below:

	December 31, 2010		December 31, 2011
	Notional U.S. Dollar Equivalent	Asset Fair Value	Notional U.S. Dollar Equivalent	Asset Fair Value
Foreign currency contracts	$18,000	$456	$20,000	$161

During 2009, 2010 and 2011, the Company recorded in Other income (expense), net losses on foreign currency contracts of $359, $353 and $522, respectively.

Inventories

Inventories primarily consist of finished goods and are stated at the lower of cost or market. Cost is principally determined using the first-in, first-out method. Adjustments to reduce the cost of inventory to its net realizable value are made, if required, for estimated excess, obsolescence or impaired balances.

Property and equipment

Property, equipment and leasehold improvements are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are computed on a straight-line basis over the estimated useful lives of the related assets as follows:

•	computer equipment—two to four years;

•	office furniture and equipment—two to five years;

•	vehicles—four to five years; and

•	leasehold improvements—the shorter of the lease term or the estimated useful life of the asset.

Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property and equipment, are expensed as incurred.

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of the assets to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. During 2009, 2010 and 2011 no impairment losses have been recorded.

Leased assets

The Company has various operating leases for its buildings and equipment. Leases that do not transfer substantially all of the benefits and risks of ownership to the lessee or meet any of the other criteria for capitalization are classified as operating leases. For these leases, lease payments are recognized as expense on a straight-line basis over the lease term. Currently, the Company does not have any leases classified as a capital lease.

Dividends

Dividends are declared in accordance with the relevant laws and regulations applicable to AVG Technologies N.V. and are recognized when they become legally payable.

Business combinations

The Company uses the acquisition method of accounting under the authoritative guidance on business combinations.

In December 2007, the Financial Accounting Standards Board (“FASB”) issued new guidance requiring an acquirer in a business combination to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values at the acquisition date, with limited exceptions. The costs of the acquisition and any related restructuring costs are to be recognized separately. In April 2009, the FASB amended and clarified the initial recognition and measurement, subsequent measurement and accounting, and related disclosures arising from contingencies in a business combination. This guidance was effective for acquisitions occurring after January 1, 2009.

The acquired company’s operating results are included in the Company’s consolidated financial statements starting on the date of acquisition. The purchase price is equivalent to the fair value of the consideration transferred and liabilities incurred, including liabilities related to contingent consideration. Changes in fair value of contingent consideration subsequent to the acquisition date are recognized in the Consolidated Statements of Comprehensive Income in the period in which they occur.

Tangible and identifiable intangible assets acquired and liabilities assumed as of the date of acquisition are recorded at the acquisition date fair value. Goodwill is recognized for the excess of purchase price over the net fair value of assets acquired and liabilities assumed. When the fair value of net assets acquired exceeds the fair value of consideration transferred plus any non-controlling interest in the acquiree, the excess is recognized as a gain.

Amounts allocated to assets and liabilities are based upon fair values. The determination of such fair values requires management to make significant estimates and assumptions, especially with respect to the identifiable intangible assets. Those estimates are based upon assumptions believed to be reasonable and that of a market participant and are based on historical experience and information obtained from the management of the acquired companies. The separately identifiable intangible assets primarily consist of developed technology and customer relationships. The Company estimates the fair value of deferred revenue related to product support assumed in connection with acquisitions. The estimated fair value of deferred revenue is determined by estimating the costs related to fulfilling the obligations plus a normal profit margin. The estimated costs to fulfill the support contracts are based on the historical direct costs related to providing the support.

When pre-acquisition contingencies are identified, the Company estimates the fair value of such contingencies, which are included under the acquisition method as part of the assets acquired or liabilities assumed, as appropriate. Differences from these estimates are recorded in the Consolidated Statements of Comprehensive Income in the period in which they are identified.

For business combinations that were recorded prior to January 1, 2009, such transactions continue to be accounted for under the previous authoritative literature, except for certain income tax items, including the resolution of contingent consideration, which continues on settlement to be accounted for as additional purchase price and gives rise to additional goodwill.

Goodwill

Goodwill represents the excess of the purchase price in a business combination over the fair value of tangible and identifiable intangible assets acquired less liabilities assumed. The Company performs an annual impairment test as of October 1 of each financial year or more frequently if impairment indicators are present. The Company operates in one operating segment and this segment comprises its only reporting unit.

In September 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-08, “Intangibles—Goodwill and Other (Topic 350), Testing Goodwill for Impairment”. Under the amendments in this update, an entity now has the option to first assess qualitative factors to determine whether it is more likely than not (a likelihood of more than 50%) that the fair value of a reporting unit is less than its carrying amount. If after considering the totality of events and circumstances an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it does not have to perform the two-step impairment test. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the amount of the impairment loss, if any.

For 2009 and 2010, the Company performed the two-step annual impairment test as of October 1 of each financial year and no impairment losses were identified. For financial year 2011, the Company early adopted the guidance in ASU No. 2011-08 for its annual goodwill impairment test that was conducted as of October 1, 2011. In performing the 2011 goodwill impairment test, the Company assessed relevant qualitative factors to determine whether it is more likely than not that the fair value of its one reporting unit is less than its carrying amount. The qualitative factors AVG considered included, but were not limited to, general economic conditions, outlook for the software industry, the Company’s recent and forecasted financial performance and the fair value of the Company’s shares. After considering such factors, the Company concluded it is not more likely than not that the fair value of its reporting unit is less than its carrying amount and thus did not perform the two-step impairment test.

Intangible assets

In connection with its acquisitions, the Company generally recognizes assets for customer relationships and developed technology, which consists of acquired product rights, technologies and databases. Finite-lived intangible assets are carried at cost less accumulated amortization. Such amortization is provided on a straight-line basis over the estimated useful lives of the respective assets, generally from two to five years. Amortization for developed technology is recognized in Cost of revenue. Amortization for customer relationships is recognized in Sales and marketing.

The Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable. Recoverability of certain finite-lived intangible assets, particularly customer relationships, is measured by the comparison of the carrying amount of the asset group to which the assets are assigned to the sum of the undiscounted estimated future cash flows the asset group is expected to generate. If the asset is considered to be impaired, such amount is measured as the difference between the carrying amount of the asset and its fair value. Recoverability of developed technology is measured by the comparison of the carrying amount of the asset to the sum of undiscounted estimated future product revenues offset by estimated future costs to dispose of the product. If the asset is considered to be impaired, such amount is measured as the difference between the carrying amount of the asset and its fair value. During 2009, 2010 and 2011 no impairment losses have been recorded.

Investments

Debt securities are classified as held-to-maturity and carried at amortized cost as management has the positive intent and ability to hold them until maturity. Dividend and interest income from these securities shall be included in earnings. Management evaluates debt securities for other-than-temporary impairment (“OTTI”) in each reporting period and more frequently when economic or market conditions warrant such an evaluation. For securities in an unrealized loss position, management considers the extent and duration of the unrealized loss and the financial condition and near-term prospects of the issuer. Management also assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the entire difference between amortized cost and fair value is recognized as impairment through earnings. For debt securities that do not meet the aforementioned criteria, the amount of impairment is split into two components as follows: i) OTTI related to credit loss, which is recognized in earnings and ii) OTTI related to other factors, which is recognized in other comprehensive income (loss). As of December 31, 2011, there were no debt securities in an unrealized loss position.

Income taxes

As part of the process of preparing consolidated financial statements, the Company is required to estimate applicable income taxes in each of the jurisdictions in which it operates. This process involves estimating the Company’s actual current tax expense together with assessing temporary differences resulting from differing treatment of items, such as deferred revenue, for tax and accounting purposes. The provision for income taxes is computed using the asset and liability method, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards in each jurisdiction in which the Company operates. Deferred tax assets and liabilities are measured using the currently enacted tax rates that apply to taxable income in effect for the years in which those tax assets are expected to be realized or settled. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

In computing income taxes in each jurisdiction in which the Company operates, the Company estimates the current tax exposure as well as assesses temporary differences between the accounting and tax treatment of assets and liabilities, including items such as accruals and allowances not currently deductible for tax purposes. The income tax effects of the differences identified are classified as current or long-term deferred tax assets and liabilities in the Consolidated Balance Sheets. Management’s judgments, assumptions and estimates relative to the current provision for income tax take into account current tax laws, management’s interpretation of current tax laws and possible outcomes of current and future audits conducted by tax authorities. Changes in tax laws or management’s interpretation of tax laws and the resolution of current and future tax audits could significantly impact the amounts provided for income taxes in the Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income.

Deferred tax asset is presented net of a valuation allowance. The valuation allowance is recorded due to the limitations on the Company’s ability to utilize certain credit carry forwards and net operating losses of acquired companies. The valuation allowance is based on tax law limitations on the future utilization of acquired attributes as well as on the Company’s historical experience and estimates of taxable income by jurisdiction in which the Company operates and the period over which deferred tax assets will be recoverable. In the event that actual results differ from these estimates in future periods, the Company may need to establish an additional valuation allowance, which could materially impact the Company’s financial position and results of operations.

Tax returns are subject to examination by various taxing authorities. Although the Company believes that adequate accruals have been made in each period for unsettled issues, additional benefits or expenses could occur in future years from resolution of outstanding matters. The Company records additional expenses each period relating to the expected interest and penalties it would be required to pay a tax authority if the Company does not prevail. Management continues to assess the Company’s potential tax liability and revises its estimates. The Company applies the authoritative guidance on income taxes that prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. This guidance prescribes a two-step process to determine the amount of tax benefit to be recognized. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires the Company to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as this requires management to determine the probability of various possible outcomes. Management reevaluates these uncertain tax positions on a quarterly basis. This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, effectively settled issues under audit, and new audit activity. Such a change in recognition or measurement would result in the recognition of a tax benefit or an additional charge to the tax provision in the period.

Share-based compensation

Compensation costs related to employee share option grants are based on the fair value of the options on the date of grant, net of estimated forfeitures. Compensation costs on share based awards with graded vesting are recognized on an accelerated basis as though each separately vesting portion of the award was, in substance, a separate award.

The Company grants options to purchase ordinary shares under the 2009 Option Plan, which was initially approved and adopted by the general meeting of shareholders on June 8, 2009 and was subsequently amended and restated effective on October 1, 2009, June 30, 2010, March 11, 2011, June 30, 2011 and September 29, 2011. All options outstanding are governed by the original terms and conditions of the grants. Usually options are granted at an option price at or less than the market value of the shares at the grant date and have a contractual life of 10 years. Options generally vest on a straight-line basis over a period of four years, whereby 25% of the options vest on the first anniversary of the start date and the remaining options vest thereafter quarterly, in equal portions during the remaining vesting period, generally the following 12 quarters. The grant date is established once the Company’s supervisory board approves the grant and all key terms have been determined. The exercise prices of share option grants are the fair values on the grant date, as determined by the supervisory board of the Company from contemporaneous external third party valuations, combined with additional analysis by the supervisory board of the Company to estimate the fair value of the Company’s shares from most recently available financial and market information. Share option grant terms and conditions are communicated to employees generally within two weeks or if later at the communication date.

Compensation costs related to share option grants are based on the fair value of the options on the date of grant, net of estimated forfeitures. For options without market based conditions, the Company uses the Black-Scholes option-pricing model, which requires extensive use of accounting judgment and financial estimates, including estimates of the expected term employees will retain their vested share options before exercising them and the estimated volatility of the Company’s ordinary share price over the expected term. For options with a share price target, a closed form barrier option pricing model was used to value share options. Compensation costs on share based awards with graded vesting are recognized on an accelerated basis as though each separately vesting portion of the award was, in substance, a separate award. Application of alternative assumptions could produce significantly different estimates of the fair value of share-based payment expense and consequently, the related amounts recognized in the Consolidated Statements of Comprehensive Income.

Advertising costs

Advertising costs are charged to operations as incurred, when service is received or goods are delivered, and include electronic and print advertising, trade shows, collateral production and all forms of direct marketing. Advertising costs included in Sales and marketing expense for financial years 2009, 2010, and 2011 were $18,980, $21,033, and $33,486 respectively.

Research and development

Research and development costs include salaries and benefits of researchers and engineers, supplies and other expenses incurred in research and development efforts. Costs incurred in the research phase of new software products are expensed as incurred. The Company expenses software development costs, including costs to develop software products to be marketed to external users, before technological feasibility of such products is reached. The Company has determined that technological feasibility was reached shortly before the release of those products and as a result, the development costs incurred after the establishment of technological feasibility and before the release of those products were not material, and accordingly, were expensed as incurred. Software development costs also include costs to develop software programs to be used solely to meet the Company’s internal needs. The costs incurred during the application development stage for these software programs were not material in the years presented.

Employee benefit plan

The Company maintains a defined contribution 401(k) retirement savings plan for its U.S. employees. Each participant in the 401(k) retirement savings plan may elect to contribute a percentage of his or her annual compensation up to a specified maximum amount allowed under U.S. Internal Revenue Service regulations. The Company matches employee contributions to a maximum of 4% of the participant annual compensation. Employer contributions to the 401(k) retirement savings plan were $199, $228 and $245 for the years ended December 31, 2009, 2010 and 2011, respectively.

Loss contingencies

The Company provides for contingent liabilities when (1) it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and (2) the amount of the loss can be reasonably estimated. Disclosure in the notes to the financial statements is required for loss contingencies that do not meet both these conditions if there is a reasonable possibility that a loss may have been incurred.

Financing costs

Financing costs include an original issue discount, financing arrangement fees and legal fees associated with the Company’s long-term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest and finance costs. Amounts paid to lenders or required to be paid to third parties on the lender’s behalf are classified as a contra to debt.

Segment reporting

Operating segments are defined as components of an enterprise for which separate financial information is available and is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision maker is the Chief Executive Officer (“CEO”). The CEO reviews financial information presented on a consolidated basis for evaluating financial performance and allocating resources. There are no segment managers who are held accountable for operations below the consolidated financial statement level. Accordingly, the Company reports as a single reporting segment.

Earnings per share

The Company applies the two-class method when computing its earnings per share, which requires that net income per share for each class of share (ordinary shares and preferred shares) be calculated assuming 100% of the Company’s net income is distributed as dividends to each class of share based on their contractual rights. Class D Preferred shareholders have the right to participate with ordinary shareholders in dividends and unallocated income.

In accordance with Accounting Standards Codification (“ASC”) 260 “Earnings Per Share”, basic earnings available to ordinary shareholders per share is computed based on the weighted-average number of ordinary shares outstanding during each period. Diluted earnings available to ordinary shareholders per share is computed based on the weighted-average number of ordinary shares outstanding during each period, plus potential ordinary shares considered outstanding during the period, as long as the inclusion of such shares is not anti-dilutive. Potential ordinary shares consist of the incremental ordinary shares issuable upon the exercise of share options (using the treasury shares method), shares issuable upon subscription of AVG shares by TuneUp former owners and the conversion of the Company’s Class D preferred shares.

Share issuance costs

Direct costs incurred in obtaining capital by issuing shares, as well as costs incurred through contractual obligations for other offerings are deducted from the related proceeds and the net amount recorded as additional paid-in capital in the period when such shares are issued. Until the date of issuance, such costs incurred during financial years 2009, 2010 and 2011 of nil, nil and $6,820, respectively, are disclosed as Prepaid share issuance cost. Other costs incurred in such offerings, including the current offering, in financial years 2009, 2010 and 2011 of nil, $3,600and $3,759, respectively, are expensed as incurred and are included in General and administrative expenses.

Government grants

Government grants are recognized when there is reasonable assurance that the grant will be received and all the conditions specified in the grant have been met. When the grant relates to an expense item, it is recognized as income over the periods necessary to match the grant on a systematic basis to the costs that it is intended to compensate. Where the grant relates to an asset, it is deducted from the carrying amount of the related asset and recognized in the consolidated statements of comprehensive income as a reduction to depreciation expense. During financial year 2011, AVG did not record any income nor received any funds related to the grant that was approved by the Czech government on October 19, 2011.

Recent accounting pronouncements

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement, Amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs (Topic 820).” The ASU is the result of joint efforts by the FASB and the International Accounting Standards Board (“IASB”) to develop a single, converged fair value framework on how to measure fair value and on what disclosures to provide about fair value measurements. While the ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, it expands ASC 820’s existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments are being made to eliminate unnecessary wording differences between U.S. GAAP and IFRS. However, some could change how the fair value measurement guidance in ASC 820 is applied. The amendments in this update are effective for financial years and interim periods within those financial years, beginning on or after December 15, 2011. Early application is not permitted. The Company adopted ASU No. 2011-04 in the first quarter of 2012 and the adoption will not have a material impact on the Company’s consolidated financial statements and disclosures.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income, Presentation of Comprehensive Income (Topic 220),” which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 and requires entities to report components of comprehensive income in either (i) a continuous statement of comprehensive income or (ii) two separate but consecutive statements. Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments in this update should be applied retrospectively and they are effective for financial years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The amendments in this update were early adopted by the Company and did not have a material impact on the consolidated financial statements.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles—Goodwill and Other (Topic 350), Testing Goodwill for Impairment”. Under the amendments in this update, an entity now has the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If after considering the totality of events and circumstances an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it does not have to perform the two-step impairment test. The amendments are effective for annual and interim goodwill impairment tests performed for financial years beginning after December 15, 2011. Early adoption is permitted. The Company early adopted this ASU for its 2011 annual goodwill impairment test.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions

Note 3. Acquisitions

2011 acquisitions

Purchase of DroidSecurity Ltd.

On January 4, 2011, the Company acquired 100% of the outstanding shares of DroidSecurity Ltd. (“Droid”), an Israeli producer of anti-virus software for android devices. The results of operations of Droid were included in the Consolidated Statements of Comprehensive Income since the date of acquisition. Supplemental pro forma information for Droid was not material to the Company’s financial results and was therefore not included. The Company recorded acquisition-related transaction costs of $202, which were included in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill, were determined as follows:

Net liabilities(1)	$(297)
Intangible assets(2)	1,104
Goodwill(3)	4,782

Total purchase consideration	$5,589

(1)	Net liabilities included deferred tax liability of $276 and net working capital and other liabilities of $21. The cash acquired in the transaction totaled $525.
(2)	Intangible assets included developed technology of $1,104, which is amortized over its estimated useful life of 4 years.
(3)	Goodwill is not tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of Droid software with the Company’s existing solutions.

Components of consideration:
Cash consideration paid	$4,400
Cash consideration expected to be paid in earn out payments(4)	1,189

$5,589

(4)

Earn out payments are capped at $5,300 and are primarily based on the number of users generated from sales of Droid software in the period from acquisition to December 31, 2013. A portion of earn out payments with a fair value of $1,189 was classified as contingent consideration, with the remaining portion classified as compensation expense. During financial year 2011, the Company paid $738 in earn out payments classified as contingent consideration and recorded compensation expense of $1,142.

Purchase of iMedix Web Technologies Ltd.

On May 18, 2011, the Company acquired 100% of the outstanding shares of iMedix Web Technologies Ltd. (“iMedix”), a software developer based in Israel. The results of operations of iMedix were included in the Consolidated Statements of Comprehensive Income since the date of acquisition. Supplemental pro forma information for iMedix was not material to the Company’s financial results and was therefore not included. The Company recorded acquisition-related transaction costs of $309, which were included in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill, were determined as follows:

Net liabilities(1)	$(1,262)
Intangible assets(2)	3,634
Goodwill(3)	3,300

Total purchase consideration	$5,672

(1)	Net liabilities included a deferred tax liability of $808 and net working capital and other liabilities of $454. The cash acquired in the transaction amounted to $600.
(2)	Intangible assets included developed technology of $2,824, customer relationships of $539 and trade-names, which were classified as indefinite-lived intangibles, of $271. Developed technology and customer relationships are amortized over their estimated useful lives of 5 years and 3 years, respectively.
(3)	Goodwill is not tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of iMedix software with the Company’s existing solutions.

Components of consideration:
Cash consideration paid	$3,761
Deferred purchase consideration(4)	1,911

$5,672

(4)	The purchase consideration was deferred for the period of 12 months after the acquisition date and serves as a security for the indemnification obligations of the selling shareholders.

Purchase of TuneUp Software GmbH

On August 19, 2011, AVG Technologies GER GmbH acquired 100% of the voting interest in TuneUp Software GmbH (“TuneUp”), a Germany-based provider of intelligent software tools that enable users to optimize use of their operating systems and programs. The results of operations of TuneUp were included in the Consolidated Statements of Comprehensive Income since the date of acquisition. The Company incurred acquisition-related transaction costs of $1,817, which were recorded in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising at acquisition, were determined as follows:

	Historic cost	Fair value adjustments	Fair value
Assets acquired:
Cash and cash equivalents(1)	$2,567	$—	$2,567
Trade accounts receivable, net	829	—	829
Inventories	74	—	74
Prepaid expenses and other current assets	826	644	1,470
Property and equipment, net	815	—	815
Intangible assets(2)	28	17,062	17,090
Goodwill(3)	—	29,195	29,195

Total assets acquired	5,139	46,901	52,040
Liabilities assumed:
Accounts payable	658	—	658
Accrued and other liabilities	1,854	—	1,854
Deferred revenues	14,941	(13,784)	1,157
Deferred taxes	—	3,351	3,351

Total liabilities assumed	17,453	(10,433)	7,020
Net assets acquired	$(12,314)	$57,334	$45,020

Components of consideration:
Cash consideration paid(1)			$34,430
Cash consideration expected to be paid in earn out payments(4)			10,590

			$45,020

(1)	Included in cash consideration paid is Euro 5 million ($7.1 million) paid by AVG Technologies CY (a wholly owned subsidiary of AVG Technologies N.V.) in exchange for the internally developed intellectual property of TuneUp, which was received by TuneUp on August 17, 2011, prior to the closing of the acquisition. This has been adjusted from the cash and cash equivalents at acquisition of TuneUp along with a dividend payment of Euro 3.5 million ($5.0 million) paid to the founders of TuneUp which was paid using the funds received from AVG Technologies CY immediately prior to acquisition.
(2)	Intangible assets included developed technology of $6,252, customer relationships of $1,378, brand and domain names of $9,432 and other intangibles of $28. Developed technology, customer relationships, brand and domain names and other intangibles are amortized over their estimated useful lives of 4 years, 5 years, 8 years and 4 years, respectively.
(3)	Goodwill is not tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of TuneUp software with the Company’s existing solutions.
(4)	Contingent cash consideration up to Euro 10.0 million ($14.4 million), which, on the date of acquisition, was estimated to have a fair value by the Company at $10.6 million, is contingent based on the EBITDA value achieved and revenues generated from sales of TuneUp during financial year 2011.

As part of the acquisition and apart from the contingent cash consideration above, the former owners of TuneUp will receive shares of AVG with a total value of Euro 11.5 million or $16.5 million subject to their continued employment with the Company and other vesting conditions. The Company recognizes the expense relating to these shares over a four-year vesting period. During financial year 2011, the Company recorded compensation expense of $3,124, which was included in General and administrative expenses.

Pro Forma Effect of TuneUp Acquisition

The following unaudited pro forma financial information presents the Company’s combined results with TuneUp as if the acquisition had occurred at the beginning of 2010.

	Year Ended December 31,
	2010	2011
Pro forma net revenue	$228,460	$281,506

Pro forma net income	$43,868	$98,277

The amounts of net revenue and net loss of TuneUp included in the Company’s Consolidated Statement of Comprehensive Income from the acquisition date to December 31, 2011 are $1,234 and $5,027, respectively.

The above unaudited pro forma financial information includes adjustments for amortization of identifiable intangible assets that were acquired of $1.5 million and $1.8 million and adjustments for incremental share based compensation expense resulting from issuance of AVG shares to the sellers of TuneUp of $8.7 million and $1.2 million, for financial years 2010 and 2011, respectively, and adjustments to eliminate acquisition related costs incurred of $2.7 million in the historic statements of comprehensive income for financial year 2011. The related tax effect of the adjustments was included in the preparation of the above unaudited pro forma financial information. No effect has been given to cost reductions or synergies in this presentation. In management’s opinion, the unaudited pro forma combined net revenue and net income are not indicative of the actual results that would have occurred had the acquisition been consummated at the beginning of 2010, nor are they indicative of future results of the combined companies.

Purchase of AVG Distribution Switzerland AG

On October 31, 2011, AVG Technologies Holdings B.V. purchased 100% of the shares of AVG Distribution Switzerland AG (“AVG DACH”), a Switzerland-based distributor of AVG products in Germany, Austria and Switzerland for Euro 3.9 million ($5.4 million) and settled its pre-existing agency and distribution agreements with AVG DACH for Euro 2.6 million ($3.7 million), in cash. The results of operations of AVG DACH were included in the Consolidated Statements of Comprehensive Income from the date of acquisition. Supplemental pro forma information for AVG DACH was not material to the Company’s financial results and was therefore not included. The Company incurred acquisition-related transaction costs of $70, which were recorded in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising from it, were determined as follows:

Net liabilities(1)	$(598)
Intangible assets(2)	4,741
Goodwill(3)	1,295

Total purchase consideration	$5,438

(1)	Net liabilities included deferred tax liability of $474 and net working capital and other liabilities of $124. The cash acquired in the transaction totaled $669.
(2)	Intangible assets included developed technology of $625, customer relationships of $4,099 and brand and domain names of $17, which are amortized over their estimated useful lives of 5 years, 5 years and 8 years, respectively.
(3)	Goodwill is not tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of AVG DACH distribution network.

Components of consideration:
Cash consideration paid	$5,438

$5,438

In connection with the acquisition, the Company settled its pre-existing agency and distribution agreements with AVG DACH and recorded a settlement loss of $3,673 under General and administrative expenses. The amount of the settlement was based on expected future cash flows of the component of the agreements that was unfavorable to the Company.

Purchase of Bsecure

On October 26, 2011, AVG Technologies CY Limited and AVG Exploit Prevention Labs, Inc. entered jointly into an asset purchase agreement to acquire certain assets and liabilities from Bsecure Solutions, Inc., Bsecure Technologies, Inc., Bsecure Online, Inc., Bsecure Development, Inc. and Joseph Gregory (“Bsecure”), a U.S.-based provider of application service offerings featuring internet filtering and/or cloud-based management of information technology solutions. The results of operations from the acquired Bsecure business were included in the Consolidated Statements of Comprehensive Income from the date of acquisition, November 23, 2011. Supplemental pro forma information for Bsecure was not material to the Company’s financial results and was therefore not included. The Company incurred acquisition-related transaction costs of $355, which were recorded in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising from it, were determined as follows:

Net assets(1)	$584
Intangible assets(2)	4,510
Goodwill(3)	1,445

Total purchase consideration	$6,539

(1)	Net assets included deferred revenue liability of $832, deferred tax assets of $1,166 and net working capital and other assets of $250.
(2)	Intangible assets included developed technology of $4,000, customer relationships of $490 and brand and domain names of $20, which are amortized over their estimated useful lives of 5 years, 5 years and 8 years, respectively.
(3)	Goodwill is tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of Bsecure technology with the Company’s existing solutions.

Components of consideration:
Cash consideration paid	$4,799
Cash consideration expected to be paid in earn out payments(4)	1,740

$6,539

(4)	The earn out payments with a fair value of $1,740 are dependent upon achievement of certain milestones and were classified as contingent consideration.

2010 acquisitions

Purchase of Walling Data Systems, Inc.

On June 9, 2010, the Company, through its subsidiary, AVG Technologies USA Inc. acquired the assets and liabilities of its distributor Walling Data Systems, Inc. (“WDS”) in order to expand its distribution capabilities in the United States. The Company paid a total purchase price of $2,985 in cash. The results of operations of WDS were included in the Consolidated Statements of Comprehensive Income since the date of acquisition. Supplemental pro forma information for WDS was not material to the Company’s financial results and was therefore not included. For financial year 2010, the Company recorded acquisition-related transaction costs of $272, which were included in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising, were determined as follows:

Net tangible assets	$122
Intangible assets(1)	1,459
Goodwill(2)	1,404

Total purchase consideration	$2,985

(1)	Intangible assets included customer relationships of $1,273, as well as developed technology of $186, which are amortized over their estimated useful lives of 2-14 years and 1.5 years, respectively.
(2)	Goodwill is tax deductible. The goodwill amount resulted primarily from the Company’s expectation of synergies from the integration of WDS distribution network and certain intangible assets that do not meet the criteria for separate recognition.

As a part of the transaction, the Company also assumed a liability to pay up to $2,250 to the former owner subject to his continuing employment with the Company. The arrangement was deemed to be compensation for future employment services and therefore was excluded from the purchase consideration. In May 2011, the arrangement was amended and, as a result of this change in the agreement, the Company paid $2,405 to the former owner of WDS. During financial years 2010 and 2011, the Company recorded compensation expense of $625 and $1,780, respectively, which were included in Sales and marketing expenses.

2009 acquisitions

Purchase of Sana Security, Inc.

On January 9, 2009, the Company, through certain of its subsidiaries, acquired Sana Security, Inc., (“Sana”) a security software developer, through the purchase of all of the assets and certain liabilities of Sana. The results of operations of Sana were included in the Consolidated Statements of Comprehensive Income since the date of acquisition. Supplemental pro forma information for Sana was not material to the Company’s results of operations and was therefore not included. For financial year 2009, the Company recorded acquisition-related transaction costs of $645, which were included in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising, were determined as follows:

Net liabilities(1)	$(675)
Intangible assets(2)	4,194
Goodwill(3)	11,456

Total purchase consideration	$14,975

(1)	Net liabilities included deferred revenue, which was adjusted from $1,796 to $735, representing the estimate of the fair value of the contractual obligation assumed for customer support.
(2)	Intangible assets included developed technology of $2,370, customer relationships of $1,160 and other intangibles of $664, which are amortized over their estimated useful lives of 4 years, 2 years and 2 years, respectively.
(3)	Goodwill is tax deductible. The goodwill amount resulted primarily from the expectation of synergies from the integration of Sana’s software with the Company’s products.

Components of consideration:
Cash consideration paid	$10,227
Cash consideration expected to be paid in earn out payments(4)	4,748

$14,975

(4)

The contingent payments include earn out payments which are limited to a maximum amount of $25,000 and are based on the net profit generated from the sale of Sana products in the period between January 9, 2009 and December 31, 2010. A payment of $1,003 was made in 2009 with further $4,209 paid in 2010. A last payment of $1,975 was made in 2011.

Purchase of Square, SAS

On October 1, 2009, the Company acquired 100% of the shares of its distributor SQUARE, SAS (“Square”) in order to expand its distribution capabilities in France. Square was subsequently renamed AVG Technologies FRA. The results of operations of Square were included in the Consolidated Statements of Comprehensive Income since the date of acquisition. Supplemental pro forma information for Square was not material to the Company’s financial results and was therefore not included. For financial year 2009, the Company recorded acquisition-related transaction costs of $133, which were included in General and administrative expenses.

The net liabilities assumed in the transaction, and the goodwill arising, were determined as follows:

Net liabilities(1)	$(351)
Intangible assets(2)	112
Goodwill(3)	2,831

Total purchase consideration	$2,592

(1)	Net liabilities included deferred revenue, which was adjusted from $0 to $463, representing the estimate of the fair value of the contractual obligation assumed for customer support.
(2)	Intangible assets included customer relationships of $97 and indefinite-lived intangibles of $15. Customer relationships are amortized over their estimated useful lives of 3 years.
(3)	Goodwill is not tax deductible. The goodwill amount resulted primarily from the expectation of synergies from the integration of the Square distribution network and certain intangible assets that do not meet the criteria for separate recognition.

Components of consideration:
Cash consideration	$1,599
Cash consideration expected to be paid in earn out payments(4)	993

$2,592

(4)	The contingent payments include earn out payments which are limited to a maximum amount of Euro 1 million ($1.3 million at the Euro /U.S. Dollar exchange rate on December 31, 2010) and based on the revenue and EBITDA generated from sale of AVG products in France in the period between October 1, 2009 and March 31, 2011. A payment of $571 was made in 2010. A last payment of $454 was made in 2011.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill

Note 4. Goodwill

The changes in the carrying amount of goodwill are as follows:

Total
Net balance as of January 1, 2010	$31,213
Goodwill acquired through acquisitions(1)	1,404
Goodwill adjustments(2)	1,472
Effects of foreign currency exchange	(170)

Net balance as of December 31, 2010(3)	$33,919

Goodwill acquired through acquisitions(1)	40,017
Goodwill adjustments(2)	1,055
Effects of foreign currency exchange	(3,624)

Net balance as of December 31, 2011(3)	$71,367

(1)	See Note 3 for acquisitions completed in financial years 2010 and 2011.
(2)	Adjustments to goodwill are related to contingent consideration related to 2007 acquisitions paid in 2010 and 2011.
(3)	There were no accumulated goodwill impairment losses as of December 31, 2010 and 2011.

As of December 31, 2011, goodwill totalling $33,798 has been pledged as collateral to secure the long term debt (Note 9).

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets

Note 5. Intangible Assets

	December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted-Average Remaining Useful Life
Customer relationships	$4,283	$(2,477)	$1,806	1.5 years
Developed technology	6,800	(4,551)	2,249	1.5 years
Software	7,821	(3,724)	4,097	3.0 years
Brand and domain names and other intangibles	939	(828)	111	1.0 years
Indefinite-lived trade names and other intangibles	31	—	31	Indefinite

Total	$19,874	$(11,580)	$8,294

	December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted-Average Remaining Useful Life
Customer relationships	$11,697	$(3,792)	$7,905	4.0 years
Developed technology	24,607	(10,601)	14,006	4.0 years
Software	9,272	(4,623)	4,649	2.5 years
Brand and domain names and other intangibles	9,450	(1,278)	8,172	7.5 years
Indefinite-lived trade names and other intangibles	303	—	303	Indefinite

Total	$55,329	$(20,294)	$35,035

As of December 31, 2011, intangible assets with a carrying value of $16,903 have been pledged as collateral to secure the long term debt (Note 9).

Amortization expense was $3,596, $4,444 and $6,501 in financial years 2009, 2010, and 2011, respectively.

Total future amortization expense for intangible assets that have definite lives, based upon the Company’s existing intangible assets and their current estimated useful lives as of December 31, 2011, is estimated as follows:

2012	$9,113
2013	8,058
2014	6,797
2015	4,939
2016	2,982
Thereafter	2,843

Total	$34,732

Investment in Equity Affiliate	12 Months Ended
Dec. 31, 2011
Investment in Equity Affiliate

Note 6. Investment in Equity Affiliate

On October 26, 2010, the Company acquired a 34.35% interest in Zbang It Ltd. (“Zbang”), an Israeli-based private company, for $800 in cash. Zbang is a developer of an integrated online communication application.

The Company accounts for its investment in Zbang under the equity method of accounting. Under this method, the Company records its proportionate share of the investee’s net income or loss based on the quarterly financial statements of the investee. The basis difference between the investor cost and the underlying equity in net assets of Zbang at the date of acquisition was attributed to in-process research and development and goodwill. Development efforts were completed in October 2011 and a useful life of four years was assigned to the developed technology. Amortization expense of $20 was recognized in the 2011 Consolidated Statements of Comprehensive Income in determining the Company’s share of Zbang’s net loss. The investment in Zbang is not material in relation to the financial position or results of operations of AVG.

The Company has an option to purchase the remaining 65.65% ownership interest in Zbang at specified dates for consideration as determined pursuant to the terms specified in an option agreement entered into with Zbang. The period to exercise this option began on April 1, 2011 and expires on March 31, 2013. The Company determined the value of the option using a binomial option-pricing model. The value of the option is not considered material to the financial statements as of December 31, 2010 and 2011. The Company has concluded that the option does not meet the definition of a derivative under the authoritative guidance. As of the date of issuance of these financial statements, AVG continues to evaluate the exercise of this option.

On August 2, 2011, the Company and Zbang entered into an agreement pursuant to which the Company granted to Zbang an unsecured loan of a principal amount of $500, which expires on August 2, 2012. The loan bears interest at an annual rate of 5%. The balance of the loan at December 31, 2011, including accrued interest, of $510 was included in Other current assets. Zbang is using the proceeds of the loan to market and distribute a new product that combines AVG and Zbang software.

Investments	12 Months Ended
Dec. 31, 2011
Investments

Note 7. Investments

On November 25, 2011, the Company consummated a unit purchase agreement with Scene, LLC (“Scene”), a U.S.-based provider of broadband speed testing and web-based network diagnostic applications, pursuant to which AVG acquired a 15% interest in Scene for a cash consideration of $9,750 paid at closing. In addition, on November 25, 2011, the Company entered into a right of first refusal and put and call agreement with Scene, pursuant to which Scene shall not enter into a change in control transaction (as defined in the agreement) without first offering the Company the right to enter into a change in control transaction with substantially the same terms and conditions as offered to a third party. The term of the right of first refusal terminates on September 30, 2012. Further, during the two month period beginning on January 1, 2013 and ending on February 28, 2013, the Company has the option to put all of its interest to Scene (put option) at a fixed price of $9,750 plus the amount of tax distributions owed to the Company. During a three month period following the expiration of the put exercise period, and if the Company has not exercised its put option, Scene shall have the option to purchase the Company’s interest (call option) at a fixed price of $9,750 plus the amount of tax distributions owed to the Company. Additional amounts may be owed to the Company if Scene undertakes a change in control transaction during the one year period following the delivery of the call notice.

In accordance with the guidance in ASC 320 “Investments—Debt and Equity Securities”, the Company accounted for its investment in Scene as a debt security as the risks and rewards associated with the investment were retained by Scene because of the impact of the put and call options. The Company classified its debt security as held-to-maturity with a maturity date that coincides with the expiration of the put option. Management has the positive intent and ability to hold this security until maturity. Investments in debt securities classified as held-to-maturity are measured at amortized cost in the statement of financial position and any dividends and interest income are recorded in earnings. The carrying value of the Company’s investment in Scene as of December 31, 2011 was $9,750. There were no distributions in 2011 that should be recorded as dividend income.

In addition, on November 25, 2011, the Company entered into a strategic cooperation agreement with Scene, which ends on December 31, 2012, to market and promote their respective products and paid a $2,000 fee for marketing and promotional services, which was recorded under Prepaid expenses in the accompanying Consolidated Balance Sheet and which will be recognized as expense over the period the services are provided.

Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions

Note 8. Related party transactions

On December 2, 2011, AVG entered into a consultancy agreement with Czech Value Participations I Inc. (“CVP1”), effective as of February 1, 2011, under which Robert Cohen, a contractor to CVP1, managing partner of Benson Oak Capital and former observer of the Company’s supervisory board, advises the Company with respect to corporate development, including mergers and acquisitions policy and activities. Mr. Cohen has certain powers to direct Orangefield Trust B.V., the managing director of Grisoft Holdings B.V., a major shareholder of the Company, on how to vote the shares in AVG held of record by Grisoft Holdings B.V. Under this agreement, the Company pays CVP1 approximately $19 per month plus a service success fee. The total fee, including the service success fee, for services rendered in 2011 was $539 and was recorded in General and administrative expenses. At December 31, 2011, the fee owed to CVP1 amounted to $230 and was included in Accrued expenses and other current liabilities.

Debt	12 Months Ended
Dec. 31, 2011
Debt

Note 9. Debt

Revolving credit facility

On May 5, 2008, the Company’s subsidiary, AVG Technologies CZ, s.r.o., entered into an unsecured five-year revolving credit facility that had a contractual expiry date in March 2013 (the “Revolving credit facility”). The maximum AVG could borrow under the Revolving credit facility varied every year. For financial year 2010 this maximum was 25 million Czech crown ($1.3 million at the Czech crown/U.S. Dollar exchange rate on December 31, 2010). Loans under the Revolving credit facility bore interest at PRIBOR plus a margin. The Company had $1,050 outstanding under the Revolving credit facility at December 31, 2010.

On February 2, 2011, the Company fully repaid the outstanding balance of $1,125 and terminated its revolving credit facility.

Credit facility

On March 15, 2011, the Company entered into a credit agreement with a group of financial institutions (the “Credit Facility”). The Credit Facility provides a $235 million loan that is unconditionally and irrevocably guaranteed, jointly and severally, by certain AVG Technologies N.V. subsidiaries and is further secured by certain tangible and intangible assets of the Company and its subsidiaries with covenants obliging the Company to pledge new assets over a certain threshold. The Credit Facility bears interest at an adjusted LIBOR rate plus 6.0% with a LIBOR floor of 1.5%. Interest on the loan is payable quarterly in arrears. The Credit Facility contains financial covenants, measured at the end of each quarter, including a covenant to maintain a specified consolidated leverage ratio and interest coverage ratio (as defined in the Credit Facility). Additionally, the Credit Facility contains affirmative covenants, including covenants regarding the payment of taxes, maintenance of insurance, reporting requirements and compliance with applicable laws. The Credit Facility contains negative covenants, among other things, limiting the Company’s ability to incur debt, make acquisitions, make certain restricted payments and sell assets. The events of default under the Credit Facility include payment defaults, cross defaults with certain other indebtedness, breaches of covenants, judgment defaults, bankruptcy events and the occurrence of a change in control (as defined in the Credit Facility). As of December 31, 2011, the Company was in compliance with all required covenants.

The Credit Facility was fully drawn down with net cash proceeds of $223,754 received after deducting the issuance costs of $11,246, which included an original issue discount, financing arrangement fees and legal fees, and making payments for other direct and incremental costs related to the Credit Facility. The proceeds AVG Technologies N.V. received were used to pay dividends to the Company’s shareholders.

In connection with the acquisition of TuneUp in August 2011 (Note 3), the Company made certain amendments to the Credit Facility and incurred legal fees of $127 and paid fees to the lenders of $423. The legal fees were expensed as incurred and were recorded under General and administrative expenses. The fees paid to the lenders are being amortized as an adjustment of interest expense over the remaining term of the Credit Facility using the interest method.

The amount of long-term debt under the Credit Facility shown in the accompanying consolidated balance sheet is analyzed as follows:

December 31, 2011
Principal	$235,000
Unamortized deferred financing costs	(9,560)

Total debt	225,440
Less current portion	(41,125)

Non-current portion	$184,315

The Credit Facility terminates on March 15, 2016, on which date all outstanding principal, together with accrued interest, will be due and payable. The Company may prepay any amounts outstanding under the Credit Facility and terminate the Credit Facility at any time, without premium or penalty, subject to reimbursement of certain costs.

Under the Credit Facility, the Company may also elect to request the establishment of one or more new term loan commitments in an aggregate principal amount not in excess of $100,000 (incremental term loan) provided certain conditions and financial covenants are met. Such new commitments are available at the discretion of the lenders. With the exception of the weighted-average life to maturity, maturity date and the yield thereof (each of which as defined in the Credit Facility), the terms and the provisions of the incremental loan, if the incremental loan is established in the future, shall be substantially identical to those described above related to the $235,000 loan.

The Credit Facility is secured by certain tangible, intangible, and current assets of the Company with covenants obliging the Company to also pledge new assets over a certain threshold. The collateral granted by the borrower and certain of its subsidiaries includes present and future pledges, mortgages, first priority floating and fixed charges and security interests with respect to, but not limited to, equity rights, shares and related rights (ownership interests), fixed assets, intellectual property rights (trademarks, domains and patents), intercompany and trade receivables, goodwill, bank accounts, insurance claims and commercial claims.

As of December 31, 2011, the mandatory principal payments under the credit facility are as follows:

2012	$41,125
2013	23,500
2014	23,500
2015	23,500
2016	123,375

Total	$235,000

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements

Note 10. Fair Value Measurements

The Company measures and reports its derivative instruments and contingent purchase consideration liabilities at fair value. Fair value is defined as an exit price that would be received for the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy defines a three-level valuation hierarchy for disclosure of fair value measurements as follows:

•	Level 1: Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2: Observable inputs that reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•

Level 3: Unobservable inputs reflecting the Company’s own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

Assets and liabilities measured and recorded at fair value on a recurring basis

The following table summarizes the Company’s assets and liabilities that are measured at fair value on a recurring basis, by level, within the fair value hierarchy:

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency contracts(1)	$—	$456	$—	$456

Total assets measured at fair value	$—	$456	$—	$456

Liabilities:
Contingent purchase consideration liabilities(2)	$—	$—	$3,159	$3,159

Total liabilities measured at fair value	$—	$—	$3,159	$3,159

	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency contracts(1)	$—	$161	$—	$161

Total assets measured at fair value	$—	$161	$—	$161

Liabilities:
Contingent purchase consideration liabilities(2)	$—	$—	$12,835	$12,835

Total liabilities measured at fair value	$—	$—	$12,835	$12,835

(1)	Contract fair values are determined based on quoted prices for similar assets in active markets using inputs such as currency rates and forward points.

(2)	The fair values of the contingent purchase consideration liabilities were determined for each arrangement individually. The fair value is determined using the income approach with significant inputs that are not observable in the market. Key assumptions include discount rates consistent with the level of risk of achievement and probability adjusted financial projections. The expected outcomes are recorded at net present value, which requires adjustment over the life of the instruments for changes in risks and probabilities.

The following table sets forth a summary of changes in the value of the Company’s Level 3 financial liabilities:

	Years Ended December 31,
	2009	2010	2011
Fair value—beginning of period	$—	$6,384	$3,159
Additions due to acquisitions	5,741	—	13,519
Change in fair value of Level 3 liabilities(3)	1,646	1,555	425
Effects of foreign currency exchange	—	—	(1,101)
Payments of contingent consideration	(1,003)	(4,780)	(3,167)

Fair value—end of period	$6,384	$3,159	$12,835

(3)	The change in fair value of the contingent purchase consideration liabilities, which was included in General and administrative expenses, is due to the passage of time and changes in the probability of achievement used to develop the estimate.

The carrying amounts of cash and cash equivalents, trade accounts receivable and accounts payable reported in the Consolidated Balance Sheets approximate their respective fair values because of the short term nature of these accounts. The carrying amount of investments as of December 31, 2011 approximates its fair value. The fair value of long-term debt as of December 31, 2011 was $224,292 as compared to its carrying amount of $225,440 (Note 9). The fair value of long-term debt was estimated through Level 2 of the fair value hierarchy using a discounted cash flow model, based on the rates currently available for debt with similar terms and remaining maturities.

Consolidated Balance Sheet Detail	12 Months Ended
Dec. 31, 2011
Consolidated Balance Sheet Detail

Note 11. Consolidated Balance Sheet Detail

Accounts receivable allowance for doubtful accounts and reserve for product returns

The allowance for doubtful accounts is comprised of the following activity:

	Year Ended December 31,
	2009	2010	2011
Balance at beginning of period	$277	$332	$976
Charged to Operating expenses	55	798	884
Amount written-off or used	—	(154)	(126)

Balance at end of period	$332	$976	$1,734

The reserve for product returns is comprised of the following activity:

	Year Ended December 31,
	2009	2010	2011
Balance at beginning of period	$389	$877	$715
Charged against Revenue	975	725	2,107
Amount written-off or used	(487)	(887)	(1,594)

Balance at end of period	$877	$715	$1,228

Other current assets

Other current assets consist of the following:

	December 31,
	2010	2011
Loan provided to Zbang	$—	$510
Income tax receivable	1,156	3,622
VAT receivable	866	912
Withholding tax receivable	—	550
Foreign currency contracts	456	161
Other receivables	766	608

Total other current assets	$3,244	$6,363

Property and equipment

The following table summarizes property and equipment by categories for the periods presented:

	December 31,
	2010	2011
Computer equipment	$10,326	$15,053
Office furniture and equipment	3,354	3,458
Vehicles	2,798	3,073
Leasehold improvements	3,459	3,040

Total property and equipment	19,937	24,624
Less: accumulated depreciation and amortization	(9,591)	(12,188)

Total property and equipment, net	$10,346	$12,436

Depreciation and amortization expense were $2,278, $3,152 and $5,348 in financial years 2009, 2010, and 2011, respectively.

As of December 31, 2011, property and equipment with a carrying value of $7,162 have been pledged as collateral to secure the long term debt (Note 9).

Accrued compensation and benefits

Accrued compensation and benefits consist of the following:

	December 31,
	2010	2011
Salary and related benefits	$4,234	$4,232
Accrued vacation	1,029	1,446
Accrued incentive payments	7,251	10,263

Total accrued compensation and benefits	$12,514	$15,941

Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consist of the following:

	December 31,
	2010	2011
Accrued legal and professional fees	$2,078	$4,707
Accrued marketing	2,634	2,552
Accrued communication services	678	514
Accrued rent and service costs	2,718	671
Accrued license fees	1,206	908
Accrued interest	—	832
Accrued sale commissions, rebates and discounts	1,546	2,006
Accrued customer support fees	256	910
Accrued electronic sales provider fees	811	336
Other accrued expenses	3,133	2,925
Deferred purchase consideration	—	1,911
Contingent purchase consideration	3,159	12,606

Total accrued expenses and other current liabilities	$18,219	$30,878

Other non-current liabilities

Other non-current liabilities consist of the following:

	December 31,
	2010	2011
Deferred rent	$1,374	$2,238
Contingent purchase consideration	—	229
Non-current accrued incentive payments	—	812
Other	100	118

Total other non-current liabilities	$1,474	$3,397

Other Income (Expense), Net	12 Months Ended
Dec. 31, 2011
Other Income (Expense), Net

Note 12. Other Income (Expense), Net

Other income (expense), net is comprised of the following:

	Year Ended December 31,
	2009	2010	2011
Interest income	$196	$52	$69
Interest on long-term debt	$(25)	$(23)	$(14,310)
Amortization of financing costs and loan discount	—	—	(2,108)
Bank charges and other finance costs	—	—	(163)

Interest and finance costs	$(25)	$(23)	$(16,581)
Foreign currency exchange transaction gains (losses), net	$(243)	$2,182	$(73)
Translation loss reclassified from other comprehensive income	(1,033)	—	—
Foreign currency contract losses	(359)	(353)	(522)
Other, net	(136)	(136)	3

Total other income (expense), net	$(1,600)	$1,722	$(17,104)

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

Note 13. Commitments and Contingencies

Lease commitments

The Company leases its facilities and certain equipment under operating leases that expire at various dates through 2022. Some of the leases contain renewal options, escalation clauses, rent concessions, and leasehold improvement incentives. Rent expense is recognized on a straight-line basis over the lease term. Rent expense was $2,068, $4,435 and $4,382 in financial years 2009, 2010, and 2011, respectively.

The following is a schedule by years of minimum future rentals on non-cancelable operating leases as of December 31, 2011:

2012	$4,063
2013	3,455
2014	2,924
2015	1,502
2016	746
Thereafter	3,411

Total minimum future lease payments	$16,101

Purchase obligations

The Company has purchase obligations that are associated with agreements for purchases of goods or services. Management believes that cancellation of these contracts is unlikely and thus the Company expects to make future cash payments according to the contract terms.

The following is a schedule by years of purchase obligations as of December 31, 2011:

2012	$3,759
2013	217
2014	4
2015	4
2016	2

Total minimum future purchase obligations	$3,986

Other Commitments

In connection with the Company’s business combinations, the Company has agreed to pay certain additional amounts contingent upon the achievement of certain revenue targets and other milestones or upon the continued employment with the Company of certain employees of the acquired entities. The Company recognized such compensation expense of $808, $1,612 and $2,922 during financial years 2009, 2010 and 2011, respectively. As of December 31, 2011, the Company estimated that future compensation expense and contingent consideration of up to $678 may be recognized on the Statement of Comprehensive Income pursuant to these business combination agreements.

After year end the Company entered into a business combination, where additional commitments have been entered into for the acquisition of OpenInstall as referenced in Note 19, Subsequent Events (unaudited).

Indemnification

The Company has agreements whereby it indemnifies its Managing and Supervisory Directors for certain events or occurrences while the Director is, or was, serving at the Company’s request in such capacity. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is not limited; however, the Company has directors’ insurance coverage that reduces its exposure and may enable the Company to recover a portion of any future amounts paid. The Company believes the estimated fair value of these indemnification agreements in excess of applicable insurance coverage is minimal.

The Company provides limited product warranties to its licensees, distribution, reseller and other commercial partners and some of its software distribution, reseller and other commercial partner agreements contain provisions that indemnify such parties from damages and costs resulting from claims that the Company’s software infringes the intellectual property rights of a third party. The Company’s exposure under these warranty and indemnification provisions is generally limited to the total amount paid under the agreement. However, certain agreements may include warranty and/or indemnification provisions that could potentially expose the Company to losses in excess of the amount received under the agreement. To date, there have been no material claims under such warranty and/or indemnification provisions. Accordingly, the Company has not recorded a liability on its Consolidated Balance Sheets for these provisions.

Certain employees of the Company have signed non-competition agreements pursuant to which the employee is obligated to abstain from any competitive activity within the scope of the Company’s business for up to 12 months following termination of the employment relationship. Dependent upon the possibility of waiver of such non-compete restrictions available to the Company, unless such waiver would only lift the non-compete restriction but not the obligation to pay, during such period the Company is obligated to pay the employee a certain percentage of her or his salary. Payments made under these agreements in financial years 2009, 2010 and 2011 were not material to the Company’s consolidated financial statements.

Litigation contingencies

The Company has been involved in a dispute that was initiated against one of the Company’s technology suppliers for alleged trade secret misappropriation and copyright infringement during financial year 2010. During financial year 2011, the Company negotiated a license agreement with the party initiating the claim, which includes a release for past usage and a license for use going forward for an amount that approximates the provision recorded at December 31, 2010.

The Company is also involved in other legal proceedings and claims in the ordinary course of business. While the outcome of these matters is currently not determinable, the final resolution of these lawsuits, individually or in the aggregate, is not expected to have a material adverse effect on the Company’s financial condition or results of operations.

Geographic and Major Customer Information	12 Months Ended
Dec. 31, 2011
Geographic and Major Customer Information

Note 14. Geographic and Major Customer Information

The Company operates in one reportable segment. Revenues are attributed to countries based on the location of the Company’s channel partners as well as direct customers of the Company.

The following table represents revenue attributed to countries based on the location of the customer:

	Year Ended December 31,
	2009	2010	2011
Revenue:
United States	$100,389	$127,966	$147,521
United Kingdom	29,348	33,915	44,831
Other foreign countries(1)	52,231	55,337	80,040

	$181,968	$217,218	$272,392

(1)	No individual country represented more than 10% of the respective totals.

The following table represents revenue attributed to regions based on the location of the customer:

	Year Ended December 31,
	2009	2010	2011
Revenue:
Americas	$110,781	$138,988	$163,464
EMEA	62,317	67,981	94,976
Asia Pacific	8,870	10,249	13,952

	$181,968	$217,218	$272,392

The table below lists the Company’s property and equipment, net of accumulated depreciation, by country.

	December 31,
	2010	2011
Long-lived assets:
Czech Republic	$8,283	$7,385
United States	1,621	2,874
Other foreign countries(1)	442	2,177

	$10,346	$12,436

(1)	No individual country represented more than 10% of the respective totals.

The table below lists the Company’s property and equipment, net of accumulated depreciation, by region.

	December 31,
	2010	2011
Long-lived assets:
Americas	$1,621	$2,874
EMEA	8,694	9,462
Asia Pacific	31	100

	$10,346	$12,436

Significant customers

Revenues in financial years 2009, 2010 and 2011 included revenues derived from significant business partners as follows (in percentages of total revenue):

	December 31,
	2009	2010	2011
Business partner:
A	14%	22%	6%
B	—	—	28%

Ordinary and Preferred Shares	12 Months Ended
Dec. 31, 2011
Ordinary and Preferred Shares

Note 15. Ordinary and Preferred Shares

Ordinary shares

The Company’s authorized, issued and outstanding ordinary shares consist of the following:

	December 31, 2010
	Shares Authorized	Shares Issued and Outstanding	Par value
Class A shares (“Class A shares”)	50,437,500	16,200,000	$212
Class B shares (“Class B shares”)	50,437,500	12,600,000	169
Class C shares (“Class C shares”)	11,250,000	—	—
Class E shares (“Class E shares”)	50,437,500	7,200,000	95
Ordinary shares	50,437,500	—	—

Total	213,000,000	36,000,000	$476

	December 31, 2011
	Shares Authorized	Shares Issued and Outstanding	Par value
Class A shares (“Class A shares”)	50,437,500	16,200,000	$212
Class B1 shares (“Class B1 shares”)	37,828,125	9,316,224	125
Class B2 shares (“Class B2 shares”)	12,609,375	3,283,776	44
Class C shares (“Class C shares”)	11,250,000	—	—
Class E shares (“Class E shares”)	50,437,500	7,200,000	95
Ordinary shares	50,437,500	—	—

Total	213,000,000	36,000,000	$476

In March 2009, the Company issued 26,325,000 Class A shares and 14,175,000 Class B shares to existing shareholders in exchange for cash at par value.

On October 1, 2009, the shareholders amended the Company’s Articles of Association and converted 5,850,000 Class A shares and 3,150,000 Class B shares into 9,000,000 Class D preferred shares (“Class D preferred shares”). The rights and privileges of Class D preferred shares are discussed below. The difference between the aggregate fair value of Class D preferred shares on the date of conversion and the carrying amount of ordinary shares converted amounted to $144,079 and was recorded in Additional Paid-in Capital (Distributions in Excess of Capital).

On March 11, 2011, the Company’s Articles of Association were amended to redesignate the class B shares (prior to the amendment 50,437,500 shares authorized, of which 12,600,000 shares were issued and outstanding) as class B1 shares, for which 37,828,125 shares are authorized and 9,316,224 shares were issued and outstanding, and class B2 shares, for which 12,609,375 shares are authorized and 3,283,776 shares were issued and outstanding.

The pertinent rights and privileges of holders of Class A, B, C, and E shares are as follows:

Dividend Rights. The holders of Class A, B, C and E shares are entitled to receive permitted dividends out of funds legally available when and if declared by the general meeting of shareholders pro rata to their shareholding, and subject to the approval of the Company’s supervisory board. The holders of the Class A, B, C and E shares are entitled to receive dividends out of funds legally available, also when such dividends would not constitute permitted dividends, when and if declared by the general meeting of shareholders pro rata to their shareholding including Class D preferred shares and Class A shares, and subject to the approval of the supervisory board.

Conversion Rights. The holders of Class A, B, C, and E shares have the right to convert all or any portion of the shares into an equal number of ordinary shares at any time voluntarily and automatically upon closing of a Qualified Public Offering (“IPO”) as defined in the Company’s Articles of Association. See Note 19.

Redemption Rights. Class A, B, C, and E shares have no redemption rights and are not subject to mandatory redemption.

Liquidation Rights. Class A, B, C and E shares have no liquidation preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, following the distribution of the liquidation preferences to the holders of Class D preferred shares described below, the remaining proceeds shall be distributed to the holders of Class A, B, C and E shares on a pro rata basis based on the number of ordinary shares held by each of the holders.

Voting rights. The holders of Class A, B, C and E shares are entitled to a number of votes equal to the number of ordinary shares into which each share is convertible. Dependent on minimum beneficial ownership percentages, the holders of Class A shares have the right to nominate and have appointed three Supervisory Directors (one of whom must be an independent Supervisory Director), the holders of Class B shares have the right to nominate and have appointed one Supervisory Director and the holders of Class E shares have the right to nominate and have appointed one Supervisory Director.

Class D preferred shares

On October 1, 2009, the Company issued 3,000,000 Class D preferred shares at $16.021875 per share, resulting in net cash proceeds of $47,755.

The Company recorded the Class D preferred shares at fair value on the date of issuance, net of issuance costs. The Company classifies its 12,000,000 Class D preferred shares outside of shareholders’ equity (deficit) because the shares contain certain redemption features that are not solely within the Company’s control. For the years ended December 31, 2010 and 2011, the Company did not adjust the carrying values of Class D preferred shares to the deemed redemption values of such shares since a liquidity event or liquidation of the Company was not probable at each balance sheet date. Subsequent adjustments to increase the carrying values to the ultimate redemption values will be made only when it becomes probable that such liquidity event or liquidation of the Company will occur.

The rights of holders of Class D preferred shares are as follows:

Dividend Rights. The holders of Class D preferred shares are entitled to receive cumulative dividends at the per share rate of 3.75% per annum of the original issue price out of funds legally available when and if declared by the general meeting of shareholders. Dividends shall accumulate daily in arrears whether or not such dividends are declared. As of December 31, 2010 and 2011, cumulative undeclared dividends amounted to $1,802 ($0.15 per share) and $1,802 ($0.15 per share), respectively.

The holders of Class D preferred shares are also entitled to receive permitted dividends pro rata to their shareholding, when and if declared by the general meeting of shareholders and subject to the approval of the supervisory board. The holders of Class D preferred shares are entitled to receive dividends pro rata to their shareholding out of funds legally available, also when such dividends would not constitute permitted dividends, when and if declared by the general meeting of shareholders and subject to the approval of the supervisory board.

Conversion Rights. The holders of Class D preferred shares have the right to convert all or any portion of the preferred shares into ordinary shares at any time on a 1-for-1 basis, adjusted for share splits, share dividends, combinations, recapitalizations or the like with respect to such shares and for certain anti-dilution adjustments. Class D preferred shares will be automatically converted into ordinary shares upon the closing of an IPO of the Company in which the gross cash proceeds are at least $75,000 and the Company’s value immediately prior to the offering is not less than $500,000. The conversion ratio of Class D preferred shares may also be adjusted in the event that the IPO price is less than a certain amount per share. See Note 19.

Redemption Rights. Class D preferred shares have no mandatory redemption features.

Liquidation Rights. Under the terms of the Company’s Articles of Association, holders of Class D preferred shares are entitled to receive an amount equal to $16.021875 per share (as adjusted for share splits, share dividends, combinations, recapitalizations or the like with respect to such shares), minus any prior distributions, including dividends paid, in respect of such Class D preferred shares. If the amounts available for distribution to the holders of Class D preferred shares are not sufficient to pay Class D preferred shareholders, such holders of Class D preferred shares shall share ratably in any distribution in connection with such liquidation event in proportion to the full respective preferential amounts to which they are entitled. Following distribution of the liquidation preferences to the holders of the Class D preferred shares, any remaining assets and funds of the Company shall be distributed to the holders of the Class D preferred shares and the ordinary shares on a pro rata basis on an as-if converted basis.

Liquidity rights. Upon a merger, acquisition or change of control of the Company, the holders of Class D preferred shares have rights to a liquidity amount, subject to a maximum amount, which is payable to them before any amount shall be distributed to ordinary shareholders. This liquidity rights amount is $7.966667 per share plus unpaid dividends if the liquidity event occurs on or prior October 1, 2012. The liquidity rights amount decreases to $6.958333 per share plus unpaid dividends if the liquidity event occurs between October 2, 2012 and October 1, 2013 and is $5.966667 per share plus outstanding dividends if the liquidity event occurs after October 1, 2013.

After the full payment of the liquidity rights amount to holders of Class D preferred shares in connection with the liquidity event, the remaining proceeds of such liquidity event, if any, shall be distributed among the holders of ordinary shares then outstanding, pro rata, on an as-if-converted basis.

Voting Rights. The holders of Class D preferred shares are entitled to a number of votes equal to the number of ordinary shares into which the preferred shares are convertible. The holders of the Class D preferred shares have the right to elect two Supervisory Directors (one of whom must be an independent Supervisory Director).

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation

Note 16. Share-Based Compensation

The following table sets forth the total share-based compensation expense under the 2009 Option Plan as amended and the share-based compensation expense related to the shares of AVG that the former owners of TuneUp will receive subject to their continued employment with the Company and other vesting conditions (Note 3) recognized in the Consolidated Statements of Comprehensive Income.

	Year Ended December 31,
	2009	2010	2011
Cost of revenue	$178	$61	$21
Sales and marketing	2,520	2,049	949
Research and development	1,108	1,008	1,116
General and administrative	4,483	3,655	4,310

Total	$8,289	$6,773	$6,396

Compensation costs related to employee share option grants are based on the fair value of the options on the date of grant, net of estimated forfeitures. Management estimates the forfeiture rate based on analysis of actual forfeitures and management will continue to evaluate the adequacy of the forfeiture rate based on actual forfeiture experience. The impact from a forfeiture rate adjustment will be recognized in full in the period of adjustment, and if the actual number of future forfeitures differs from that estimated by management, the Company may be required to record adjustments to share-based compensation expense in future periods. Compensation costs on share based awards with graded vesting are recognized on an accelerated basis as though each separately vesting portion of the award was, in substance, a separate award.

Options granted prior to the 2009 Option Plan

Options were granted to certain employees on various dates prior to the introduction of the 2009 Option plan. These options were approved by the supervisory board at the time of option grant and generally vest over a two year period. All such options were also ratified in, and are governed by, the 2009 Option Plan and the number of such options counts towards the limit on the total number of options the Company may issue.

2009 Option Plan

The 2009 Option Plan was designed in order to grant options on ordinary shares in the capital of AVG Technologies N.V. to certain employees of AVG Technologies N.V. and its subsidiaries. The purpose of the Option Plan is to provide employees with an opportunity to participate directly in the growth of the value of the Company by receiving options for shares.

Each option converts into one ordinary share of AVG Technologies N.V. on exercise.

The 2009 Option Plan was initially approved and adopted by the general meeting of shareholders on June 8, 2009 and was subsequently amended and restated effective on October 1, 2009, June 30, 2010, March 11, 2011, June 30, 2011 and September 29, 2011.

The total number of shares in respect of which options may be granted under the 2009 Option Plan is limited at 5,509,948. Options that lapse or are forfeited are available to be granted again. Options can only be granted to members of the management board of the Company and the supervisory board after prior approval of the general meeting of shareholders.

Options generally vest over a period of four years, whereby 25% of the options vest on the first anniversary of the start date and the remaining options vest thereafter quarterly, in equal portions during the remaining vesting period, generally the following 12 quarters. The contractual life of all options is 10 years.

The exercisability of certain options is subject to satisfaction of non-market based financial performance criteria relating to the earnings, revenues, profits or other results of the Company. The exercisability of certain options is subject to satisfaction of achieving certain market based condition including share price targets. Options are generally also subject to a service period vesting requirement of typically four years. The expected vesting period for options is based on the longer of the service period and the period over which the performance period has been set where management determines it is probable that the performance criteria will be met. Options are also only exercisable after the Company becomes a public company.

Shares option modifications

In 2009, the Company’s supervisory board approved the issuance of additional 190,278 options to 43 employees and reduced the original exercise price of their previously granted options in conjunction with the Company’s issuance of Series D Preferred shares. The additional option grants and reduction in exercise price were accounted for as a shares option modification. The shares option modification resulted in incremental share-based compensation expense of $3,020, of which $2,399 was recognized in the year ended December 31, 2009 and $621 is being recognized over the remaining vesting period.

On June 30, 2011, the Supervisory Board approved an amendment to the 2009 Option Plan to remove performance-based vesting conditions, including for options that were granted but unvested at such time by splitting such options into two awards, one for two-thirds as many options (“Base options”) and another for one-third as many options (“Additional options”). The Base options remained subject to service period vesting requirements as per the terms of the original plan. The Additional options were to be granted on the earlier of (i) the date of occurrence of a listing or (ii) March 31, 2012 with service period vesting requirements after such date. The amendment is accounted for as a share option modification. The modification resulted in no incremental share-based compensation expense.

Share option activity

The following table summarizes share option activity:

	Number of Share Options Outstanding	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value(1)
Outstanding—January 1, 2009	2,290,500	$2.21	8.33	$25,145
Granted	1,003,023	11.55
Exercised	—	—
Forfeited	(144,675)	14.29
Repurchased	(136,809)	2.79

Outstanding—December 31, 2009	3,012,039	$3.43	7.63	$39,947
Granted	2,079,666	20.26
Exercised	—	—
Forfeited	(157,092)	16.98
Repurchased	(91,200)	—

Outstanding—December 31, 2010	4,843,413	$9.95	7.83	$73,274
Granted	1,058,161	22.76
Cancelled	(752,808)	—
Exercised	—	—
Forfeited	(820,056)	20.37
Repurchased	(20,000)	16.02

Outstanding—December 31, 2011	4,308,710	$7.63	6.94	$68,509

Vested and expected to vest—December 31, 2011	4,249,090	$7.44	6.91	$68,346
Exercisable—December 31, 2011	—	$—	—	$—

(1)	Intrinsic value is calculated as the difference between the fair value of AVG’s ordinary shares as of the end of each reporting period and the exercise price of the option.

Additional information regarding the Company’s share options outstanding as of December 31, 2011 is summarized below:

	Options Outstanding
Strike Price	Number of Share Options Outstanding	Weighted-Average Remaining Life (Years)	Weighted-Average Exercise Price Per Share
$0.01 - $5.00	2,382,591	5.48	$0.18
$5.00 - $12.00	376,901	7.44	7.93
$12.00 - $20.00	755,703	8.56	15.15
$20.00 - $25.00	793,515	9.54	22.69

Total	4,308,710	6.94	$7.63

The following table summarizes the options granted in 2011 with their exercise prices, the fair value of ordinary shares as of the applicable grant date, and the intrinsic value, if any:

Grant Date	Number of Options Granted	Weighted-Average Exercise Price	Ordinary Shares Fair Value Per Share at Grant Date	Intrinsic Value
January 1, 2011	76,000	$25.00	$25.00	$—
April 1, 2011	115,000	$22.00	$22.00	$—
June 30, 2011	387,303	$23.04	$22.00	$—
August 10, 2011	20,000	$22.00	$22.00	$—
September 29, 2011	135,220	$22.00	$23.50	$1.50
November 16, 2011	324,638	$23.28	$23.50	$0.22

Determining the fair value of share options

The fair value of each grant of share options was determined by the Company using options pricing models as follows:

•

For options without market based conditions the Black-Scholes option-pricing model was used. Since the exercise price of the option is adjusted for dividend payments, a binomial or other model to capture the possibility of early exercise is not required.

•	For options with a share price target, a closed form barrier option pricing model was used.

Assumptions used in the option pricing models are discussed below. Each of these inputs is subjective and generally requires significant judgment to determine.

Expected volatility. The expected volatility was based on the historical share volatilities of two of the Company’s publicly listed peers over a period equal to the expected term of the options as the Company did not have a sufficient trading history to use the volatility of its own ordinary shares.

Fair value of ordinary shares. The fair value of the ordinary shares underlying the share options has historically been determined by an unrelated party’s contemporaneous external valuation of the Company’s market value on the following dates: December 2006, December 2007, December 2009, December 2010, June 2011 and September 2011. A retrospective valuation of the Company’s market value for December 2008 was also undertaken by an external valuer. In December 2005 and October 2009 new investments in the Company’s common shares determined the fair value of its common shares at these dates.

For option grants at dates other than those above, the Company’s supervisory board determined the fair value of the Company’s common shares using the most recent external valuations of the Company’s common shares and its most recently available financial results, forecast and market information.

Risk-Free Interest Rate. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for zero coupon U.S. Treasury notes with maturities approximately equal to the option’s expected term.

Expected term. The expected term is determined after giving consideration to the contractual terms of the share-based awards, graded vesting schedules ranging from one to four years and expectations of future employee behavior as influenced by changes to the terms of its share-based awards.

Expected dividend. According to the terms of the awards, the exercise price of the options is adjusted to take into account any dividends paid. As a result dividends are not required as an input to the model, as these reductions in the share price are offset by a corresponding reduction in exercise price.

A summary of the weighted-average assumptions is as follows:

	Year Ended December 31,
	2009	2010	2011
Risk free interest rate	2.03%	1.84%	1.54%
Weighted-average expected lives (years)	4	4	4
Volatility	39.62%	40.03%	40.13%
Dividend Yield	0.00%	0.00%	0.00%
Weighted-average grant date fair value (per share)	$8.88	$6.44	$6.03
Value Granted (total)	$8,907	$13,395	$6,381
Number granted in year	1,003,023	2,079,666	1,058,161

The supervisory board deemed the fair value of the Company’s ordinary shares to be $23.50 per share on December 31, 2011.

As of December 31, 2011, total compensation cost related to unvested share options granted to employees not yet recognized was $5,598 net of estimated forfeitures. This cost will be amortized to expense over a weighted-average remaining period of 1.74 years and will be adjusted for subsequent changes in estimated forfeitures.

In financial years 2009, 2010 and 2011, the Company, at its discretion, repurchased options held by a limited number of terminated employees in an amount of $789, $770 and $186, respectively. At the time of settlement, these options were remeasured to their fair values in equity, with a corresponding charge to share based compensation expense. The cash settlement amounts approximated the fair values at the settlement dates. Upon settlement the Company removed from equity the fair value of the repurchased options.

Shares issuable to TuneUp former owners

As part of the acquisition of TuneUp, the former owners of TuneUp will receive shares of AVG with a total value of Euro 11.5 million subject to their continued employment with the Company and other vesting conditions. The Company recognizes the expense relating to these shares over a four-year vesting period. During financial year 2011, the Company recognized compensation expense of $3,124, which was included in General and administrative expenses. The Company recorded $1,562 as a liability because AVG will issue a variable number of shares with a value equal to a fixed amount on the vesting. The remaining $1,562 was recorded in Additional Paid-in Capital because the number of shares is fixed. As of December 31, 2011, total unrecognized share-based compensation expense relating to the unvested shares was $12,871. This amount is expected to be recognized over a period of 3.6 years.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 17. Income Taxes

The Company’s components of income before income taxes are as follows:

	Year Ended December 31,
	2009	2010	2011
Domestic	$(3,096)	$(10,351)	$36,764
Foreign	62,119	77,657	14,408

	$59,023	$67,306	$51,172

The components of the (benefit) provision for income taxes are as follows:

	Year Ended December 31,
	2009	2010	2011
Current:
Domestic	$238	$—	$3,358
Foreign	11,953	12,296	3,599

Total Current Provision	$12,191	$12,296	$6,957
Deferred:
Domestic	(937)	(1,430)	(50,646)
Foreign	(4,716)	(1,472)	(5,571)

Total Deferred (Benefit) Provision	$(5,653)	$(2,902)	$(56,217)

(Benefit) Provision for Income Taxes	$6,538	$9,394	$(49,260)

Reconciliation of income tax computed at the Netherlands statutory tax rate to the (benefit) provision for income taxes is as follows:

	Year Ended December 31,
	2009	2010	2011
Income Tax Expense at Statutory Rate(1)	$15,051	$17,163	$12,793
Foreign Tax Rate Differential	(10,214)	(12,878)	(6,114)
Tax Exempt Revenue	(5,168)	(21,562)	(2,721)
Non-deductible Expenses	10,266	30,181	3,200
Valuation allowance	—	—	4,220
Group tax restructuring deferred tax asset	—	—	(58,494)
Other	(3,397)	(3,510)	(2,144)

(Benefit) Provision for Income Taxes	$6,538	$9,394	$(49,260)

(1)	Statutory rate was at 25.5% in 2009 and 2010, and at 25% in 2011.

Significant components of deferred tax assets are as follows:

	December 31,
	2010	2011
Deferred tax assets:
Fixed assets and intangible assets	$1,476	$46,673
Deferred revenues	20,525	21,544
Exchange differences of foreign subsidiary	274	274
Provisions and reserves	969	740
Net operating loss carry forwards	4,317	15,306
Other	(14)	(193)

Gross deferred tax assets	$27,547	$84,344
Valuation Allowance	(736)	(6,200)

Net deferred tax asset	$26,811	$78,144

The Company maintains a valuation allowance on net operating losses and other deferred tax assets in jurisdictions for which it does not believe it is more-likely-than-not to realize those deferred tax assets based upon all available positive and negative evidence, including historical operating performance, carryback periods, reversal of taxable temporary differences, tax planning strategies and earnings expectations. The Company’s valuation allowance increased by $403 and $5,464 for the years ended December 31, 2010 and 2011, respectively.

The primary reason for the decrease in tax expense for the year ended December 31, 2011 is a group tax restructuring which will support the Company to further optimize its innovative development activities. By undertaking this restructuring the Company has optimized its tax rate and additional tax depreciation on certain assets, both of which result in cash tax savings to the Company thereby making additional cash available to the Company for additional investments in such areas as research and development. The benefit recognized in 2011 relates to the recognition of a deferred tax asset for the additional tax depreciation on certain assets as a result of the restructuring.

As of December 31, 2011, the Company has net operating loss carry forwards of approximately $71,025 which will be available to offset future taxable income. If not used, approximately $14,118 of these carry forwards will expire between 2015 and 2030. The remaining portion of the carry forwards arose in jurisdictions where losses do not expire.

The Company has historically remitted all earnings from its foreign subsidiaries and has maintained this position for all periods presented. Accordingly, there are no unremitted earnings for the periods presented and therefore, the Company has not recognized any deferred tax liabilities for unremitted earnings.

The Company accounts for its uncertain tax positions in accordance with FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FASB ASC 740-10”). As of December 31, 2010, gross unrecognized tax benefits totaled $1,541. As of December 31, 2011, the Company had no unrecognized tax benefits. During the year ended December 31, 2011, the Company settled its sole uncertain tax position resulting in a benefit of $638.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company had no amounts accrued for interest and penalties during the years presented.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years presented is as follows:

	Year Ended December 31,
	2009	2010	2011
Balance at January 1,	$—	$—	$1,541
Additions for tax positions taken during a prior period	—	—	—
Reductions for tax positions taken during a prior period	—	—	—
Additions for tax positions taken during the current period	—	1,541	—
Reductions for tax positions taken during the current period	—	—	—
Reductions due to settlements with taxing authorities	—	—	(1,541)
Reductions as a result of a lapse of statute of limitations	—	—	—

Balance at December 31,	$—	$1,541	$—

The Company files numerous consolidated and separate company income tax returns in its domestic and foreign jurisdictions. During the year ended December 31, 2011, the Company settled its examination with Cyprus tax authorities, resulting in the favorable settlement of the Company’s sole uncertain tax position. The Company has no other ongoing examinations with local tax authorities. The Company does not expect the amount of unrecognized tax benefits to materially change within the next twelve months. The table below summarizes the open tax years in major jurisdictions as of December 31, 2011:

Jurisdiction	Open Years	Ongoing Examinations
Netherlands	2006 -2011	N/A
Czech Republic	2009, 2010, 2011	N/A
United Kingdom	2010, 2011	N/A
United States	2008 - 2011	N/A
Germany	2009, 2010, 2011	N/A
France	2009, 2010, 2011	N/A
Hong Kong	2010, 2011	N/A
Cyprus	2011	N/A
China	2010, 2011	N/A
Israel	2007 - 2011	N/A

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share

Note 18. Earnings Per Share

The Company applies the two-class method when computing its earnings per share, which requires that net income per share for each class of share (ordinary shares and preferred shares) be calculated assuming 100% of the Company’s net income is distributed as dividends to each class of share based on their contractual rights. Class D Preferred shareholders have the right to participate with ordinary shareholders in dividends and unallocated income.

In accordance with ASC 260 “Earnings Per Share”, basic earnings available to ordinary shareholders per share is computed based on the weighted-average number of ordinary shares outstanding during each period. Diluted earnings available to ordinary shareholders per share is computed based on the weighted average number of ordinary shares outstanding during each period, plus potential ordinary shares considered outstanding during the period, as long as the inclusion of such shares is not anti-dilutive. Potential ordinary shares consist of the incremental ordinary shares issuable upon the exercise of share options (using the treasury shares method), shares issuable upon subscription of AVG shares by TuneUp former owners and the conversion of the Company’s Class D preferred shares.

In March 2009, the Company issued 26,325,000 Class A shares and 14,175,000 Class B shares to existing shareholders in exchange for cash at par value. The shares issued in March 2009 were considered outstanding for purposes of calculating basic and diluted earnings per share since January 1, 2009 as the issuance of the shares was in substance a recapitalization of the Company’s share capital.

The following table sets forth the computation of basic and diluted earnings per ordinary share:

	Year Ended December 31,
	2009	2010	2011
Numerator:
Net income	$52,485	$57,912	$100,432
Preferred share dividends	(1,802)	(7,210)	(7,208)
Distributed and undistributed earnings to participating securities	—	(12,676)	(27,513)

Net income available to ordinary shareholders—basic	$50,683	$38,026	$65,711
Preferred share dividends	1,802	—	—

Net income available to ordinary shareholders—diluted	$52,485	$38,026	$65,711

Denominator:
Weighted-average ordinary shares outstanding—basic	42,750,000	36,000,000	36,000,000
Potential ordinary shares	5,405,490	2,585,664	2,974,953

Weighted-average ordinary shares outstanding—diluted	48,155,490	38,585,664	38,974,953

Earnings per ordinary share—basic	$1.19	$1.06	$1.83
Earnings per ordinary share—diluted	$1.09	$0.99	$1.69

The following securities that could potentially dilute basic earnings per share in the future have been excluded from the above computation of earnings per share as their inclusion would have been anti-dilutive.

	Year Ended December 31,
	2009	2010	2011
Class D preferred shares	—	12,000,000	12,000,000
Options to purchase ordinary shares	—	6,250	247,313

Anti-dilutive shares	—	12,006,250	12,247,313

Subsequent Events (unaudited)	12 Months Ended
Dec. 31, 2011
Subsequent Events (unaudited)

Note 19. Subsequent Events (unaudited)

On January 13, 2012, AVG Technologies USA, Inc. acquired 100% of the outstanding shares of OpenInstall, Inc. (“OpenInstall”), a technology company based in the United States that provides a cloud-based software installation platform that allows for more efficient distribution of software products, provides related analytics and is complementary to AVG’s secure search, performance optimization and other software offerings. The results of operations from the acquired business will be included in the Consolidated Statements of Comprehensive Income from the date of acquisition. The Company incurred acquisition-related transaction costs of $355, which will be recorded in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising from it, were provisionally determined as follows:

Net assets(1)	$1,219
Intangible assets(2)	3,305
Goodwill(3)	1,125

Total purchase consideration	$5,649

(1)	Net assets included property and equipment of $19, deferred tax assets of $1,179 and net working capital of $21.
(2)	Intangible assets included developed technology of $3,240 and domain names of $65, which are amortized over their estimated useful lives of 5 years.
(3)	Goodwill is tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of OpenInstall technology with the Company’s existing solutions.

Components of consideration:
Cash consideration paid	$4,049
Deferred purchase consideration(4)	1,600

$5,649

(4)	The purchase consideration was deferred for the period of 12 months after the acquisition date.

At the time of acquisition the Company also entered into employment agreements with certain employee shareholders of OpenInstall, which include retention and incentive compensation arrangements for up to $22.5 million of payments contingent upon achieving certain profit targets over three years, with additional compensation consisting of $2.5 million in cash over two years. Such payments will be accounted for as compensation expense in the periods earned, which will be recorded in Research and development expenses.

AVG publicly filed its initial Form F-1 with the Securities and Exchange Commission on January 13, 2012 and on February 7, 2012, closed its initial public offering of 8,000,000 ordinary shares at an offering price of $16.00 per share. AVG offered 4,000,000 ordinary shares and the selling shareholders offered 4,000,000 ordinary shares. AVG did not receive any proceeds from the sale of the ordinary shares by the selling shareholders other than the proceeds from exercised options which were immediately sold by selling option holders as described below. The initial public offering resulted in net proceeds to AVG of approximately $50.9 million, after deducting underwriting discounts, commissions and offering expenses paid by AVG. The right that was granted to the underwriters to purchase up to 1,200,000 ordinary shares from certain of the selling shareholders within 30 days of the initial public offering to cover over-allotments was not exercised. Upon the closing of the initial public offering, the Company’s outstanding Class D preferred shares were automatically converted into 12,000,000 ordinary shares and the related Class D preferred shares balance was reclassified from the mezzanine section of the balance sheet to permanent shareholders’ equity (deficit). The consolidated financial statements, including share and per share amounts, do not include the effects of the initial public offering because the initial public offering was completed after December 31, 2011.

Costs directly associated with the initial public offering were capitalized and recorded as prepaid share issuance cost prior to the closing of the initial public offering. These costs have been recorded as a reduction of the proceeds received in determining the amount to be recorded in additional paid-in capital.

On February 7, 2012, upon the closing of the initial public offering, the Company’s Articles of Association were amended and restated in their entirety. As a result of this amendment, the authorized capital of the Company changed to Euro 2,400,000 (prior to the amendment Euro 2,250,000). The authorized capital is comprised of 240,000,000 shares with a nominal value of Euro 0.01 per share and is divided into 120,000,000 ordinary shares and 120,000,000 preferred shares.

The table below shows, on a pro forma basis, the impact of the initial public offering on certain condensed consolidated balance sheet items. The pro forma condensed consolidated balance sheet data below gives effect to (i) the automatic conversion upon the closing of the offering of class A, B1, B2 and E shares into 36,000,000 ordinary shares, with all special rights associated with the existing classes of shares ceasing to be applicable, and (ii) the automatic conversion of Class D preferred shares into 12,000,000 ordinary shares, with all special rights associated with Class D preferred shares ceasing to be applicable, the payment in cash of accrued and unpaid dividends on Class D preferred shares in connection with such conversion and the related reclassification of the Class D preferred shares balance from the mezzanine section of the balance sheet to permanent shareholders’ equity (deficit).

The pro forma condensed consolidated balance sheet data below also gives effect to (i) the sale of ordinary shares by AVG at an initial public offering price of $16.00 per share after deducting underwriting discounts, commissions and offering expenses paid by AVG and the use of proceeds therefrom, (ii) 851,576 ordinary shares that will be issued to the sellers of TuneUp after the closing of the offering (based on an initial public offering price of $16.00 per share and a Euro/U.S. dollar exchange rate of $1.32 per Euro), which shares will remain in escrow following the offering subject to satisfaction of certain vesting criteria, including continuing employment of the sellers of TuneUp and (iii) the receipt by AVG of the proceeds from the exercise of share options to purchase 2,382,591 ordinary shares, 650,000 of which were sold in the offering.

	December 31,2011	Pro Forma as of December 31, 2011 (unaudited)
Condensed Consolidated Balance Sheet Data:
Cash and cash equivalents	$60,740	$115,289
Total current assets	122,538	170,267
Total assets	$311,635	$359,364

Total current liabilities	$223,409	$221,688
Total liabilities	441,960	440,239
Class D preferred shares	191,954	—
Shareholders’ equity (deficit):
Ordinary shares	476	717
Additional paid-in capital (Distributions in excess of capital)	(388,225)	(145,260)
Accumulated other comprehensive income (loss)	(6,324)	(6,324)
Retained earnings	71,794	69,992

Total shareholders’ equity (deficit)	(322,279)	(80,875)

Total liabilities, preferred shares and shareholders’ equity (deficit)	$311,635	$359,364

On January 10, February 7 and April 1 2012 the Company granted 226,667, 1,340,684 and 29,000 share options to employees at an exercise price of $23.50, $16.00 and $14.93 respectively per share option. Each share option converts into one ordinary share of AVG Technologies N.V. on exercise.

On February 7, 2012 the total number of shares in respect of which options may be granted under the 2009 Option Plan was increased by 2,650,000 to 8,159,948.